
                    MULTI-TENANT INDUSTRIAL TRIPLE NET LEASE
                    ----------------------------------------
                                     Effective Date:  November __, 1998
                                     (The date set forth below Landlord's signature.)

                                     BASIC LEASE INFORMATION
                                     -----------------------

Landlord:                            CATELLUS DEVELOPMENT CORPORATION,
                                     a Delaware corporation

Landlord's Address                   201 Mission Street
     For Notice:                     San Francisco, California  94105
                                     Attn:  Asset Management
                                     Telephone:  (415) 974-4500
                                     Fax:        (415) 974-4687

Landlord's Address                   File #1918
     For Payment of Rent:            P.O. Box 61000
                                     San Francisco, California 94161-1918

Tenant:                              FIBERSTARS, INC., a California corporation

Tenant's Address                     2883 Bayview Drive
     For Notice:                     Fremont, California 94538
                                     Attn:  Chief Financial Officer
                                     Telephone:  (510) 490-0719
                                     Fax:  (510) 490-0947

Project:                             Pacific Commons, Fremont, California, a master planned development approved by the City of Fremont with a maximum development potential of approximately
                                     8.3 million square feet

Building:                            Building 6 containing approximately 60,000 rentable square feet

Premises:                            Approximately 60,000 rentable square feet as shown in Exhibit A.
                                                                                           ---------

Premises Address:
     Street:                         [To be determined by the Building Department of the City of Fremont]
     City and State:                 Fremont, California  94538
     Tax Parcel:                     [To be determined upon final subdivision]


Term:                                Seven (7) years

Estimated Commencement               July 1, 1999
     Date:

Base Rent Per Month:

                                                                                                Monthly Base
                                                                                                Rent/Rentable
                                         Months of Term          Monthly Base Rent               Square Foot
                                         --------------          -----------------               -----------

                                              1-12                   $49,800.00                    $0.83
                                                                                                   $0.85
                                             13-24                   $51,000.00


                                             25-36                   $52,800.00                    $0.88

                                             37-48                   $55,800.00                    $0.93

                                             49-60                   $58,800.00                    $0.98

                                             61-72                   $61,800.00                    $1.03

                                             73-84                   $64,800.00                    $1.08

Tenant's Share of Building           100%
     Operating Expenses:

Tenant's Share of Project            A fraction,  the  numerator  of which is the number of acres  contained  in the
     Operating  Expenses             legal  parcel  on which  the Building is situated and the denominator of which is the number of developed acres in the Project as of any Adjustment date (as defined in Section 7.2 of the Lease)

Security Deposit:                    $64,800.00

Broker:                              Landlord's Broker:  Colliers Parrish International, Inc.

                                     Tenant's Broker:  Colliers Parrish International, Inc.

Lease Year:                          Shall refer to each three hundred sixty-five (365) day period during the Term commencing on the Commencement Date and on each anniversary thereof.

Permitted Uses:                      Assembly  of  fiber-optic   lighting systems,  related storage and  distribution
                                     (including   storage  and  distribution  of similar items, subject to the provisions of
                                     Section  11 of  this  Lease),  and  general office   uses;   no  other  uses  shall  be
                                     permitted without the prior written consent of Landlord

Parking Spaces:                      Tenant shall have the right to use one hundred sixty-eight (168) parking spaces within the Project.

Options:                             One (1) five-year option to renew.

ADDENDUM

EXHIBITS

A        Premises
B        Work Letter
C        Commencement Date Memorandum
D        Insurance Certificate
E        Prohibited Uses
F        Rules and Regulations
G        Estoppel Certificate
H        Nondisturbance Agreement


         The Basic Lease Information set forth above and the Addendum and Exhibits attached hereto are incorporated into and made a part of the following Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the provisions of the Lease, the latter shall control.


                  LANDLORD          (_______) AND TENANT      (_______) AGREE.
                                     initial                   initial
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                                     -iii-

                                Table of Contents
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                                                                                                                Page
                                                                                                                ----

1.       PREMISES.................................................................................................1
         1.1      Premises........................................................................................1
         1.2      Common Area.....................................................................................1
         1.3      Reserved Rights.................................................................................1

2.       TERM.....................................................................................................2
         2.1      Commencement Date...............................................................................2
         2.2      Possession......................................................................................2

3.       RENT.....................................................................................................2
         3.1      Rent............................................................................................2
         3.2      Late Charge and Interest........................................................................3
         3.3      Security Deposit................................................................................3

4.       UTILITIES................................................................................................4

5.       TAXES....................................................................................................4
         5.1      Real Property Taxes.............................................................................4
         5.2      Definition of Real Property Taxes...............................................................4
         5.3      Personal Property Taxes.........................................................................5

6.       OPERATING EXPENSES.......................................................................................5
         6.1      Operating Expenses..............................................................................5
         6.2      Definition of Operating Expenses................................................................5

7.       ESTIMATED EXPENSES.......................................................................................7
         7.1      Payment.........................................................................................7
         7.2      Adjustment......................................................................................8
         7.3      Tenant's Audit Rights...........................................................................8

8.       INSURANCE................................................................................................9
         8.1      Landlord........................................................................................9
         8.2      Tenant..........................................................................................9
         8.3      General........................................................................................10
         8.4      Indemnity......................................................................................11
         8.5      Exemption of Landlord from Liability...........................................................11

9.       REPAIRS AND MAINTENANCE.................................................................................12
         9.1      Tenant.........................................................................................12
         9.2      Landlord.......................................................................................13

10.      ALTERATIONS.............................................................................................13

                                                        -iv-

         10.1     Trade Fixtures; Alterations....................................................................13
         10.2     Damage; Removal................................................................................14
         10.3     Liens..........................................................................................14
         10.4     Standard of Work...............................................................................14

11.      USE.....................................................................................................14

12.      ENVIRONMENTAL MATTERS...................................................................................15
         12.1     Hazardous Materials............................................................................15
         12.2     Indemnification................................................................................16

13.      DAMAGE AND DESTRUCTION..................................................................................17
         13.1     Casualty.......................................................................................17
         13.2     Tenant's Fault.................................................................................19
         13.3     Uninsured Casualty.............................................................................19
         13.4     Waiver.........................................................................................19
         13.5     Force Majeure..................................................................................20

14.      EMINENT DOMAIN..........................................................................................20
         14.1     Total Condemnation.............................................................................20
         14.2     Partial Condemnation...........................................................................20
         14.3     Award..........................................................................................20
         14.4     Temporary Condemnation.........................................................................21

15.      DEFAULT.................................................................................................21
         15.1     Events of Defaults.............................................................................21
         15.2     Remedies.......................................................................................22
         15.3     Cumulative.....................................................................................23

16.      ASSIGNMENT AND SUBLETTING...............................................................................25

17.      ESTOPPEL, ATTORNMENT AND SUBORDINATION..................................................................27
         17.1     Estoppel.......................................................................................27
         17.2     Subordination..................................................................................27
         17.3     Attornment.....................................................................................27

18.      MISCELLANEOUS...........................................................................................28
         18.1     General........................................................................................28
         18.2     Signs  ........................................................................................29
         18.3     Waiver.........................................................................................29
         18.4     Financial Statements...........................................................................30
         18.5     Limitation of Liability........................................................................30
         18.6     Notices........................................................................................30
         18.7     Brokerage Commission...........................................................................30
         18.8     Authorization..................................................................................31
         18.9     Holding Over...................................................................................31

                                                         -v-

         18.10    Joint and Several..............................................................................31
         18.11    Covenants and Conditions.......................................................................31
         18.12    Addenda........................................................................................31
         18.13    Parking........................................................................................32


1.       PREMISES.

         1.1 Premises. Landlord hereby leases to Tenant the Premises as shown on Exhibit A attached hereto, but excluding the Common Area (defined below) and any other portion of the Project. Tenant has determined that the Premises are acceptable for Tenant's use and Tenant acknowledges that, except as set forth in the Work Letter, neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Premises or their fitness for Tenant's use upon which Tenant has relied directly or indirectly for any purpose. By taking possession of the Premises, Tenant accepts the Premises "AS-IS" and waives all claims against Landlord of defect in the Premises, except as set forth in the Work Letter.

         1.2 Common Area. Tenant may, subject to rules made by Landlord, use the following areas ("Common Area") in common with Landlord and other tenants of the
Project: refuse facilities, landscaped areas, driveways necessary for access to the Premises, parking spaces and other common facilities designated by Landlord from time to time for the common use of all tenants of the Project. Except to the extent such actions materially adversely affect Tenant's express rights under this Lease, Landlord shall have the right, in Landlord's sole discretion, from time to time (i) to make changes to the Common Area, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscape areas, and walkways; (ii) to close temporarily any of the Common Area for maintenance purposes so long as reasonable access to the Premises remains available; (iii) to designate other land outside the boundaries of the Project to be part of the Common Area; (iv) to install, use, maintain, repair, alter, relocate or replace any Common Area or to add additional buildings and improvements to the Common Area; (v) to use the Common Area while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; and (vi) to do and perform such other acts and make such other changes in, to or with respect to the Common Area and the Project as Landlord may, in the exercise of sound business judgment, deem to be appropriate or prudent.

         1.3 Reserved Rights. Landlord reserves the right to enter the Premises for any reason upon reasonable notice to Tenant (except in case of an emergency) and/or to undertake the following all without abatement of rent or liability to
Tenant: inspect the Premises and/or the performance by Tenant of the terms and conditions hereof; make such alterations, repairs, improvements or additions to the Premises as required hereunder; change boundary lines of the Common Areas; install, use, maintain, repair, alter, relocate or replace any pipes, ducts, conduits, wires, equipment and other facilities in the Building; grant easements on the Project, dedicate for public use portions thereof and record covenants, conditions and restrictions ("CC&Rs") affecting the Project and/or amendments to existing CC&Rs which do not unreasonably interfere with Tenant's use of the Premises or impose additional monetary or material nonmonetary obligations on Tenant; change the name of the Project; affix reasonable signs and displays; and, during the last nine (9) months of the Term, show the Premises to prospective tenants.

2.       TERM.

         2.1 Commencement Date. The Term of the Lease shall commence ("Commencement Date") on the first day following the date on which the Premises are Substantially Complete (as hereinafter defined) and Landlord has delivered possession of the Premises to Tenant (provided, however, such date shall not be earlier than June 1, 1999), and the Lease shall continue in full force and effect for the period of time specified as the Term or until this Lease is terminated as otherwise provided herein. The Premises shall be deemed to be "Substantially Complete" on the earliest of the date on which: (1) both of the following are satisfied: (x) Landlord files or causes to be filed with the City in which the Premises are located (if required) and delivers to Tenant an architect's notice of substantial completion, or similar written notice that the Premises are substantially complete, and (y) a certificate of occupancy (or a reasonably substantial equivalent such as a signoff from a building inspector or a temporary certificate of occupancy) is issued for the Premises or (2) Tenant commences business operations in the Premises. Landlord shall arrange for the construction of certain Tenant Improvements (as defined in the Work Letter), if any, in accordance with and subject to the terms of the Work Letter attached hereto as Exhibit B. Tenant shall, upon demand after delivery of the Premises to Tenant, execute and deliver to Landlord a Commencement Date Memorandum in the form attached hereto as Exhibit C, which form shall also be executed by Landlord, acknowledging (i) the Commencement Date, (ii) the final square footage of the Premises and (iii) Tenant's acceptance of the Premises. Subject to the provisions of Paragraph 12 of the Work Letter, if the Premises are not Substantially Complete on the Estimated Commencement Date as extended by Force Majeure events and Tenant Delays (as defined in the Lease or Work Letter), this Lease shall remain in effect, Landlord shall not be subject to any liability, and the Commencement Date shall be delayed until the date the Premises are Substantially Complete.

                  2.2 Possession. Tenant's possession of the Premises during the period of time, if any, from the date on which Landlord tenders possession of the Premises to Tenant in a Substantially Completed condition (the "Possession Date") to the Commencement Date, shall be subject to all the provisions of this Lease and shall not advance the expiration date. Rent shall be paid for such period at the rate stated in the Basic Lease Information, prorated on the basis of a thirty (30) day month, and shall be due and payable to Landlord on or before the Commencement Date. Tenant shall upon demand acknowledge in writing the Possession Date in the form attached hereto as Exhibit C.

3.       RENT.

         3.1 Rent. Prior to the Commencement Date, Landlord will cause its architect to measure and certify in writing to Landlord the rentable square footage of the Premises, following which time the Base Rent, Tenant's Share and other figures based upon the rentable square footage of the Premises shall be adjusted to reflect the actual rentable square footage of the Premises. Except in the case of manifest error, the certification from Landlord's architect of the rentable square footage of the Premises shall be binding upon Landlord and Tenant. Tenant shall pay to Landlord, at Landlord's Address for Payment of Rent designated in the Basic Lease Information, or at such other address as Landlord may from time to time designate in writing to

Tenant for the payment of Rent, the Base Rent, without notice, demand, offset or deduction, in advance, on the first day of each calendar month. Landlord shall have no obligation to notify Tenant of any increase in Rent and Tenant's obligation to pay all Rent (and any increases) when due shall not be modified or altered by such lack of notice from Landlord. Acceptance of a payment of Rent which is less than the amount then due shall not be a waiver of Landlord's rights to the balance of such Rent, regardless of Landlord's endorsement of or deposit of any check so stating. It is intended that this Lease be a "triple net lease," and that the Rent to be paid hereunder by Tenant will be received by Landlord without any deduction or offset whatsoever by Tenant, foreseeable or unforeseeable. Except as expressly provided to the contrary in this Lease, Landlord shall not be required to make any expenditure, incur any obligation, or incur any liability of any kind whatsoever in connection with this Lease or the ownership, construction, maintenance, operation or repair of the Premises or the Project. Upon the execution of this Lease, Tenant shall pay to Landlord the first month's Base Rent. If the Term commences (or ends) on a date other than the first (or last) day of a month, Base Rent shall be prorated on a per diem basis with respect to the portion of the first month and/or last month within the Term. All sums other than Base Rent which Tenant is obligated to pay under this Lease shall be deemed to be additional rent due hereunder, whether or not such sums are designated "additional rent" and shall be due and payable to Landlord commencing on the Possession Date. The term "Rent" means the Base Rent and all additional rent payable hereunder.

         3.2 Late Charge and Interest. The late payment of any Rent will cause Landlord to incur additional costs, including administration and collection costs and processing and accounting expenses and increased debt service ("Delinquency Costs"). If Landlord has not received any installment of Rent within five (5) days after written notice that such amount is due, Tenant shall pay a late charge of five percent (5%) of the delinquent amount, which is agreed to represent a reasonable estimate of the Delinquency Costs incurred by Landlord. In addition, all such delinquent amounts shall bear interest from the date such amount was due until paid in full at a rate per annum ("Applicable Interest Rate") equal to the lesser of (a) the maximum interest rate permitted by law or (b) five percent (5%) above the rate publicly announced by Bank of America, N.A. (or if Bank of America, N.A. ceases to exist, the largest bank then headquartered in the State of California) ("Bank") as its "Reference Rate." If the use of the announced Reference Rate is discontinued by the Bank, then the term Reference Rate shall mean the announced rate charged by the Bank which is, from time to time, substituted for the Reference Rate. Landlord and Tenant recognize that the damage which Landlord shall suffer as a result of Tenant's failure to pay such amounts is difficult to ascertain and said late charge and interest are the best estimate of the damage which Landlord shall suffer in the event of late payment. If a late charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then the Rent shall automatically become due and payable quarterly in advance.

         3.3 Security Deposit. Upon the execution of this Lease, Tenant shall pay to Landlord the Security Deposit. The Security Deposit shall secure the full and faithful performance of each provision of this Lease to be performed by Tenant. Landlord shall not be required to pay interest on the Security Deposit or to keep the Security Deposit separate from Landlord's own funds. If Tenant fails to perform fully and timely all or any of Tenant's covenants and obligations hereunder, Landlord may, but without obligation, apply all or any portion of the Security Deposit toward fulfillment of Tenant's unperformed covenants and/or obligations. If Landlord does so apply any portion of the Security Deposit, Tenant shall immediately pay Landlord sufficient cash to restore the Security Deposit to the amount of the then current Base Rent per month. Upon any increase in Base Rent during the Extension Term (as defined in the Addendum), if any, Landlord may require the Security Deposit to be increased by the amount of the increase in Base Rent per month. After Tenant vacates the Premises, upon the expiration or sooner termination of this Lease, if Tenant is not then in default, Landlord shall return to Tenant any unapplied balance of the Security Deposit. Should the Permitted Use be amended to accommodate a change in the business of Tenant or to accommodate a subtenant or assignee, Landlord shall have the right to increase the Security Deposit to the extent necessary, in Landlord's reasonable judgment, to account for any increased risk to the Premises or increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Tenant occurs during this Lease and following such change the financial condition of Tenant is, in Landlord's reasonable judgment, reduced, Tenant shall deposit such additional monies with Landlord as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition.

4. UTILITIES. Tenant shall pay all charges for heat, water, gas, electricity, telephone and any other utilities used on or provided to the Premises. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any such interruption or curtailment constitute constructive eviction or grounds for rental abatement. In the event the Premises is not separately metered, Tenant shall have the option, subject to Landlord's prior written consent and the terms of this Lease, to cause the Premises to be separately metered at Tenant's cost and expense. If Tenant does not elect to cause the Premises to be separately metered, Tenant shall pay a reasonable proration of utilities, as determined by Landlord.

5.       TAXES.

         5.1 Real Property Taxes. Tenant shall pay to Landlord Tenant's Share of the Real Property Taxes in each calendar year (prorated on a per diem basis with respect to any partial calendar year during the Term); provided, however, Landlord may, at its election, require that Tenant pay any increase in the assessed value of the Project based upon the value of the Tenant Improvements (as defined in the Work Letter) relative to the value of the other improvements on or to the other buildings in the Project, as reasonably determined by Landlord. Upon Tenant's request, Landlord shall endeavor to provide Tenant with a breakdown of Landlord's determination of Tenant's increased share of Real Property Taxes resulting from the Tenant Improvements.

         5.2 Definition of Real Property Taxes. "Real Property Taxes" shall be the sum of the following: all real property taxes, possessory-interest taxes, business or license taxes or fees, present or future Mello Roos assessments, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit and traffic charges, housing fund assessments, open space charges, childcare fees, school, sewer and parking fees or any other assessments, levies, fees, exactions or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen (including fees "in-lieu" of any such tax or assessment) which are assessed, levied, charged, conferred or imposed by any public authority upon the Project (or any real property comprising any portion thereof) or its operations, together with all taxes, assessments or other fees imposed by any public authority upon or measured by any Rent or other charges payable hereunder, including any gross receipts tax or excise tax levied by any governmental authority with respect to receipt of rental income, or upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or documentary transfer taxes upon this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, together with any tax imposed in substitution, partially or totally, of any tax previously included within the aforesaid definition or any additional tax the nature of which was previously included within the aforesaid definition, together with any and all costs and expenses (including, without limitation, attorneys, administrative and expert witness fees and costs) of challenging any of the foregoing or seeking the reduction in or abatement, redemption or return of any of the foregoing, but only to the extent of any such reduction, abatement, redemption or return. All references to Real Property Taxes during a particular year shall be deemed to refer to taxes accrued during such year, including supplemental tax bills regardless of when they are actually assessed and without regard to when such taxes are payable. The obligation of Tenant to pay for supplemental taxes shall survive the expiration or early termination of this Lease. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate or inheritance tax of Landlord, any income, profits or revenue tax or charge upon the net income of Landlord, any documentary transfer taxes except as expressly set forth above, or any penalties on any Real Property Taxes, unless caused by Tenant's failure to timely pay to Landlord Tenant's Share of the Real Property Taxes pursuant to the terms of this Lease.

         5.3 Personal Property Taxes. Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and other personal property located and/or installed on the Premises by Tenant; and Tenant shall provide Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

6.       OPERATING EXPENSES.

         6.1 Operating Expenses. Tenant shall pay to Landlord Tenant's Share of the Building Operating Expenses and Tenant's Share of Project Operating Expenses in each calendar year (prorated on a per diem basis with respect to any partial calendar year during the Term).

         6.2 Definition of Operating Expenses. "Operating Expenses" shall mean collectively the "Building Operating Expenses" and the "Project Operating Expenses".

                  6.2.1 Building Operating Expenses. "Building Operating Expenses" shall include all reasonable and necessary expenses incurred by Landlord in the ownership, operation, maintenance, repair and management of the Building and the legal parcel on which the Building is situated, including, but not limited to, (a) non-structural repairs to and maintenance of the roof (and roof membrane), skylights and exterior walls of the Building (including painting);

(b) insurance deductibles (which, with respect to any earthquake insurance which Landlord may carry, shall not exceed $10,000 with respect to any one insured event) and the costs relating to the insurance maintained by Landlord with respect to the Building, including, without limitation, Landlord's cost of any self insurance deductible or retention; (c) maintenance contracts for heating, ventilation and air-conditioning (HVAC) systems and elevators, if any; (d) maintenance, monitoring and operation of the fire/life safety and sprinkler system; (e) capital improvements made to or capital assets acquired for the Building after the Commencement Date that are intended to reduce Building Operating Expenses or are reasonably necessary for the health and safety of the occupants of the Building or are required under any governmental law or regulation, which capital costs, or an allocable portion thereof, shall be amortized over the anticipated useful life of the applicable improvement or asset as reasonably determined by Landlord, together with interest on the unamortized balance at the rate as may have been paid by Landlord on funds borrowed for the purpose of constructing or acquiring such capital improvements or assets; (f) repair, maintenance, utility costs and landscaping of the legal parcel on which the Building is situated, including, but not limited to, any and all costs of maintenance, repair and replacement of all parking areas (including bumpers, sweeping, striping and slurry coating), loading and unloading areas, trash areas, common driveways, sidewalks, outdoor lighting, signs, directories, walkways, parkways, landscaping, irrigation systems, fences and gates and other costs which are allocable to the legal parcel on which the Building is situated (provided, however, that if at any time during the Term of this Lease, one or more buildings in addition to the Building are located on such legal parcel, Tenant shall be responsible for a pro rata share of the costs described in this clause (f), which pro rata share shall be equal to a fraction, the numerator of which is the number of rentable square feet contained in the Building and the denominator of which is the number of rentable square feet contained in all of the buildings (including the Building) situated on such legal parcel); and (g) any other costs incurred by Landlord related to the Building and not related to the Project as a whole. Building Operating Expenses shall also include an administrative fee to Landlord for accounting and project management services relating to the Building in an amount equal to two percent (2%) of the sum of the gross rents received by Landlord from all of the tenants in the Building (for purposes of calculating such administrative fee the Building shall be deemed to be one hundred percent (100%) leased to tenants which are paying gross rent at the same rate as Tenant). Building Operating Expenses shall not include
(i) replacement of or structural repairs to the roof or the exterior walls or any other structural repairs to the Building; (ii) repairs to the extent covered by insurance proceeds, or paid by Tenant or other third parties; (iii) alterations solely attributable to tenants of the Project other than Tenant;
(iv) costs of abatement or remediation of Hazardous Materials (as defined in Section 12.1 below) brought upon, stored, used or disposed of in or about the Building by Landlord or by a particular tenant or occupant of the Project other than Tenant, its agents, employees, contractors, invitees, sublessees or assigns; (v) debt service payments related to any indebtedness encumbering the Building; (vi) costs of services furnished to some tenants of the Building which are not furnished to Tenant; (vii) legal fees, brokerage commissions or advertising costs associated with leasing the Building; (viii) legal fees associated with disputes with other tenants in the Building; (ix) Landlord's general overhead expenses not related to the Building; or (x) costs of capital improvements or capital assets except as expressly set forth in Section 6.2.1(e) above.

                  6.2.2 Project Operating Expenses. "Project Operating Expenses" shall include all reasonable and necessary expenses incurred by Landlord in the ownership, operation, maintenance, repair and management of the Project and/or the Common Area, including, but not limited to, (a) repair, maintenance, utility costs and landscaping of the Common Area, including, but not limited to, any and all costs of maintenance, repair and replacement of all parking areas (including bumpers, sweeping, striping and slurry coating), loading and unloading areas, trash areas, common driveways, sidewalks, outdoor lighting, signs, directories, walkways, parkways, landscaping, irrigation systems, fences and gates and other costs which are allocable to the real property of which the Premises are a part;
(b) insurance deductibles (which, with respect to any earthquake insurance which Landlord may carry, shall not exceed $10,000 with respect to any one insured event) and the costs relating to the insurance maintained by Landlord with respect to the Project including, without limitation, Landlord's cost of any self insurance deductible or retention; (c) trash collection, security services and the costs of any environmental inspections; (d) capital improvements made to or capital assets acquired for the Project after the Commencement Date that are intended to reduce Project Operating Expenses or are reasonably necessary for the health and safety of the occupants of the Project or are required under any governmental law or regulation, which capital costs, or an allocable portion thereof, shall be amortized over the anticipated useful life of the applicable improvement or asset as reasonably determined by Landlord, together with interest on the unamortized balance at the rate as may have been paid by Landlord on funds borrowed for the purpose of constructing or acquiring such capital improvements or assets; (e) Real Property Taxes; and (f) any other costs incurred by Landlord related to the Project as a whole and not related solely to the Tenant or the Building. Project Operating Expenses shall not include (i) costs of abatement or remediation of Hazardous Materials (as defined in Section
12.1 below) brought upon, stored, used or disposed of in or about the Project by Landlord; (ii) debt service payments related to any indebtedness encumbering the Project; (iii) costs of services furnished to some tenants of the Project which are not furnished to Tenant; (iv) legal fees, brokerage commissions or advertising costs associated with leasing the Project; (v) legal fees associated with disputes with other tenants in the Project; (vi) Landlord's general overhead expenses not related to the Project; or (vii) costs of capital improvements or capital assets except as expressly set forth in Section 6.2.2(d) above. In no event will Landlord or its property manager be required to keep separate accounting records for the components of the Operating Expenses or to create any ledgers or schedules not already in existence.

7.       ESTIMATED EXPENSES.

         7.1 Payment. "Estimated Expenses" for any particular year shall mean Landlord's estimate of Operating Expenses and Real Property Taxes for a calendar year. Tenant shall pay Tenant's Share of the Estimated Expenses with installments of Base Rent in monthly installments of one-twelfth (1/12th) thereof on the first day of each calendar month during such year. If at any time Landlord determines that Operating Expenses and Real Property Taxes are projected to vary from the then Estimated Expenses, Landlord may, by notice to Tenant, revise such Estimated Expenses, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such calendar year Tenant has paid to Landlord Tenant's Share of the revised Estimated Expenses for such year.

         7.2 Adjustment. "Operating Expenses and Real Property Taxes Adjustment" (or "Adjustment") shall mean the difference between Tenant's Share of Estimated Expenses and Tenant's Share of Operating Expenses and Real Property Taxes for any calendar year. After the end of each calendar year, Landlord shall deliver to Tenant a statement of Tenant's Share of Operating Expenses and Real Property Taxes for such calendar year, itemized by major category of Operating Expenses and accompanied by a computation of the Adjustment. If Tenant's payments are less than Tenant's Share, then Tenant shall pay the difference within twenty
(20) days after receipt of such statement. Tenant's obligation to pay such amount shall survive the termination of this Lease. If Tenant's payments exceed Tenant's Share, then (provided that Tenant is not in default), Landlord shall credit such excess amount to future installments of Tenant's Share for the next calendar year. If Tenant is in default, Landlord may, but shall not be required to, credit such amount to Rent arrearages.

         7.3 Tenant's Audit Rights. Tenant's rights to audit Landlord's books and records to verify Operating Expenses are set forth as follows:

                  7.3.1 Audit Rights. In the event of any dispute as to the amount of Tenant's Share of Operating Expenses (whether such dispute concerns payment of Building Operating Expenses or Project Operating Expenses), Tenant or a qualified representative of Tenant will have the right, by prior written notice ("Audit Notice") given within ninety (90) days ("Audit Period") following receipt of Landlord's annual reconciliation of Operating Expenses and at reasonable times during normal business hours, to receive a copy of Landlord's reasonable "backup" for Operating Expenses and photocopy Landlord's backup with respect to Operating Expenses relative to the preceding year for the Common Area and the Building at the offices of Landlord's property manager ("Audit"). In no event will Landlord or its property manager be required to (i) photocopy any accounting records or other items or contracts, (ii) create any ledgers or schedules not already in existence, (iii) incur any costs or expenses relative to such inspection, or (iv) perform any other tasks other than making available such accounting and other financial records as are described in this paragraph or as are reasonably necessary to substantiate Tenant's Share of Operating Expenses. Landlord agrees to cooperate with such Audit. Tenant must pay Tenant's Share of Building Operating Expenses and Project Operating Expenses when due pursuant to the terms of this Lease and may not withhold payment of Operating Expenses or any other rent pending results of the audit or during a dispute regarding Operating Expenses. The audit must be completed within thirty (30) days of the date of Tenant's Audit Notice and the results of such audit shall be delivered to Landlord within one hundred twenty (120) days after the date of Tenant's Audit Notice. If Tenant does not deliver its Audit Notice within the Audit Period, then such annual reconciliation will be conclusively binding on Tenant in the absence of fraud.

                  7.3.2 Audit Results. If such audit or review correctly reveals that Landlord has overcharged Tenant, and Tenant has overpaid Landlord, then within thirty (30) days after the results of such audit are made available to Landlord, Landlord agrees to reimburse Tenant the amount of such overcharge or overpayment plus interest at the Applicable Interest Rate. If the audit reveals that Tenant was undercharged, then within thirty (30) days after the results of the audit are made available to Tenant, Tenant agrees to reimburse Landlord the amount of such undercharge. Tenant agrees to pay the cost of such audit. Tenant agrees to keep the results of the audit confidential and will cause its agents, employees and contractors to keep such results confidential, except as required by law.

8.       INSURANCE.

         8.1 Landlord. Landlord shall maintain insurance through individual or blanket policies insuring the Building against fire and extended coverage (including, if Landlord elects, "all risk" coverage, earthquake/volcanic action, flood and/or surface water insurance) for the full replacement cost of the Building, with deductibles and the form and endorsements of such coverage as selected by Landlord, together with rental abatement insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least twelve
(12) months commencing on the date of loss. Landlord may also carry such other insurance as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine. Tenant shall pay to Landlord, as a portion of the Operating Expenses, the costs of the insurance coverages described herein, including, without limitation, Landlord's cost of any self-insurance deductible or retention.

         8.2 Tenant. Tenant shall, at Tenant's expense, obtain and keep in force at all times the following insurance:

                  8.2.1  Commercial  General  Liability  Insurance   (Occurrence
Form). A policy of commercial general liability insurance (occurrence form) having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and Two Million Dollars ($2,000,000) aggregate per location if Tenant has multiple locations, providing coverage for, among other things, blanket contractual liability, premises, products/completed operations, with an "Additional Insured-Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion endorsement" for damage caused by heat, smoke or fumes from a hostile fire, personal and advertising injury coverage, with deletion of (a) the exclusion for operations within fifty (50) feet of a railroad track (railroad protective liability), if applicable, and (b) the exclusion for explosion, collapse or underground hazard, if applicable, and, if necessary, Tenant shall provide for restoration of the aggregate limit and provided that the policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease;

                  8.2.2    [Intentionally Omitted.]

                  8.2.3 Workers' Compensation and Employer's Liability Insurance. Workers' compensation insurance having limits not less than those required by state statute and federal statute, if applicable, and covering all persons employed by Tenant in the conduct of its operations on the Premises (including the all states endorsement and, if applicable, the volunteers endorsement), together with employer's liability insurance coverage in the amount of at least One Million Dollars ($1,000,000); and

                  8.2.4 Property Insurance. "All risk" property insurance including boiler and machinery comprehensive form, if applicable, covering damage to or loss of any of Tenant's personal property, fixtures, equipment and alterations, including electronic data processing equipment (collectively "Tenant's Property") (and coverage for the full replacement cost thereof including business interruption of Tenant), together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises.

                  8.2.5 Business Interruption. Tenant shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Tenant or attributable to prevention of access to the Premises as a result of such perils.

         8.3      General.

                  8.3.1 Insurance Companies. Insurance required to be maintained by Tenant shall be written by companies licensed to do business in the state in which the Premises are located and having a "General Policyholders Rating" of at least "A - VIII" (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Guide."

                  8.3.2 Certificates of Insurance. Tenant shall deliver to Landlord certificates of insurance for all insurance required to be maintained by Tenant in the form of Exhibit D, attached hereto (or in a form acceptable to Landlord in its sole discretion), no later than seven (7) days prior to the date of possession of the Premises. Tenant shall, at least ten (10) days prior to expiration of the policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after sixty
(60) days prior written notice to the parties named as additional insureds in this Lease (except in the case of cancellation for nonpayment of premium in which case cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). If Tenant fails to maintain any insurance required to be maintained by Tenant in this Lease, Tenant shall be liable for all losses and cost resulting from said failure.

                  8.3.3 Additional Insureds. Landlord, Landlord's lender, if any, and any property management company of Landlord for the Premises shall be named as additional insureds on a form approved by Landlord under all of the policies required by Section 8.2.1. The policies required under Section 8.2.1 shall provide for severability of interest.

                  8.3.4 Primary Coverage. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance of Landlord. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease.

                  8.3.5 Waiver of Subrogation. The parties each waive any right to recover against the other party for claims for property damages whether or not such claims are covered by the insurance required to be carried under
Section 8.1 or 8.2.4 above. This provision is intended to waive fully, and for the benefit of the non-waiving party, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by each party under the property insurance requirements of Section 8.1 or 8.2.4 shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance for the property of the waiving party.

                  8.3.6 Notification of Incidents. Tenant shall notify Landlord as soon as reasonably practicable, but in any event within forty-eight (48) hours after Tenant's knowledge of the occurrence of any accidents or incidents in the Premises, the Building, Common Areas or the Project which could give rise to a claim under any of the insurance policies required under this Section 8.

         8.4 Indemnity. Tenant shall indemnify, protect, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their successors and assigns from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon (collectively, "Liabilities"), arising at any time during or after the Term to the extent caused by or resulting from (i) any default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or (ii) Tenant's use of the Premises, the conduct of Tenant's business or any activity, work or things done, permitted or suffered by Tenant in or about the Premises, the Building, the Common Area or other portions of the Project, except for claims caused solely by Landlord's gross negligence or willful misconduct (including, without limitation, Landlord's breach of this Lease); provided, however, Tenant's obligation to indemnify Landlord hereunder for Liabilities resulting from and to the extent of Landlord's negligence shall be limited to the amount covered under any insurance policy required to be maintained by Tenant under this Lease (or the amount that would have been covered under such insurance policy if Tenant had maintained the policies of insurance required to be maintained by Tenant under this Lease). The obligations of Tenant under this Section 8.4 shall survive the termination of this Lease with respect to any claims or liability arising prior to such termination.

         8.5 Exemption of Landlord from Liability. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property including, but not limited to, Tenant's fixtures, equipment, furniture and alterations or injury to persons in, upon or about the Premises, the Building, the Common Area or other portions of the Project arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except to the extent such claims are caused by Landlord's gross negligence or willful misconduct (including, without limitation, Landlord's willful breach of this Lease). Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the property of Tenant, or injury to or death of Tenant, Tenant's employees, invitees, customers, agents or contractors or any other person in or about the Premises, the Building, the

Common Area or the Project, whether such damage or injury is caused by fire, steam, electricity, gas, water or rain, or from the breakage, leakage or other defects of sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises, upon other portions of the Building or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant, except to the extent caused by Landlord's gross negligence or willful misconduct (including, without limitation, Landlord's willful breach of this Lease). Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the Building or the Project or Landlord's failure to enforce the terms of any agreements with parties other than Tenant. It is expressly understood and agreed that Tenant's waivers under this section shall apply to all costs, liabilities, damages, deaths and injuries caused by Landlord's negligence (other than its gross negligence).

9.       REPAIRS AND MAINTENANCE.

         9.1 Tenant. Except to the extent of Landlord's obligations pursuant to the provisions of Section 9.2 below, Tenant, at Tenant's sole cost and expense, shall keep and maintain the Premises (interior and exterior), including loading docks, doors and ramps, floors, subfloors and floor coverings, walls and wall coverings, doors, windows, glass, plate glass, ceilings, skylights, lighting systems, interior plumbing, electrical and mechanical systems and wiring, appliances and devices using or containing refrigerants, fixtures and equipment in good repair and in a clean and safe condition, and repair and/or replace any and all of the foregoing in a clean and safe condition, in good order, condition and repair; provided, however, to the extent the necessity for such repair or replacement is caused by the gross negligence or willful misconduct of Landlord, its agents, employees or contractors, Landlord shall be responsible for the actual, reasonable costs of such repair or replacement to the extent such costs are not covered by the proceeds of insurance required to be maintained by Tenant under this Lease (or such proceeds as Tenant would have received had Tenant maintained the insurance required to be maintained by Tenant under this Lease). Without limiting the foregoing, Tenant shall, at Tenant's sole expense, (a) immediately replace all broken glass in the Premises with glass equal to or in excess of the specification and quality of the original glass; and (b) repair any area damaged by Tenant, Tenant's agents, employees, invitees and visitors, including any damage caused by any roof penetration, whether or not such roof penetration was approved by Landlord. In the event Tenant fails, in the reasonable judgment of Landlord, to maintain the Premises in accordance with the obligations under the Lease, which failure continues at the end of ten (10) days following Tenant's receipt of written notice from Landlord stating with particularity the nature of the failure, Landlord shall have the right to enter the Premises and perform such maintenance, repairs or refurbishing at Tenant's sole cost and expense (including a sum for overhead to Landlord). Tenant shall maintain written records of maintenance and repairs, as required by any applicable law, ordinance or regulation, and shall use certified technicians to perform such maintenance and repairs, as so required. Tenant shall deliver full and complete copies of all service or maintenance contracts entered into by Tenant for the Premises to Landlord within sixty (60) days after the Commencement Date.

         9.2 Landlord. Landlord shall, subject to the following limitations, repair damage to and maintain in good repair the structural portions of the roof and the roof membrane, the foundation, the load-bearing walls and exterior portions of exterior walls (excluding wall coverings, painting, glass and doors), and other structural portions of the Building and the Common Area; provided, if such damage is caused by an act or omission of Tenant, Tenant's employees, agents, invitees, subtenants, or contractors, then such repairs shall be at Tenant's sole expense. Landlord shall not be required to make any repair resulting from (i) any alteration or modification to the Building or to mechanical equipment within the Building performed by, for or because of Tenant or to special equipment or systems installed by, for or because of Tenant, (ii) the installation, use or operation of Tenant's property, fixtures and equipment,
(iii) the moving of Tenant's property in or out of the Building or in and about the Premises, (iv) Tenant's use or occupancy of the Premises in violation of
Section 11 of this Lease or in the manner not contemplated by the parties at the time of the execution of this Lease, (v) the acts or omissions of Tenant and Tenant's employees, agents, invitees, subtenants, licensees or contractors, (vi) fire and other casualty, except as provided by Section 13 of this Lease or (vii) condemnation, except as provided in Section 14 of this Lease. Landlord shall have no obligation to make repairs under this Section 9.2 until a reasonable time after receipt of written notice from Tenant of the need for such repairs. There shall be no abatement of Rent during the performance of such work. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Premises, nor for any damage that may result from interruption of Tenant's use of the Premises during any repairs by Landlord. Tenant waives any right to repair the Premises, the Building and/or the Common Area at the expense of Landlord under any applicable governmental laws, ordinances, statutes, orders or regulations now or hereafter in effect which might otherwise apply.

10.      ALTERATIONS.

         10.1 Trade Fixtures; Alterations. Tenant may install necessary trade fixtures, equipment and furniture in the Premises, provided that such items are installed and are removable without structural or material damage to the
Premises, the Building, the Common Area or the Project. Tenant shall not construct, nor allow to be constructed, any alterations or physical additions in, about or to the Premises without obtaining the prior written consent of Landlord, which consent shall be conditioned upon Tenant's compliance with Landlord's reasonable requirements regarding construction of improvements and alterations; provided, however, Tenant shall have the right, without Landlord's consent but with written notice to Landlord, to undertake interior, nonstructural alterations to the Premises that do not affect any Building systems and the cost of which does not exceed, in any one instance, $7,500.00. Tenant shall submit plans and specifications to Landlord with Tenant's request for approval (or with Tenant's notice to Landlord if no approval is required hereunder) and shall reimburse Landlord for all costs which Landlord may incur in connection with granting approval to Tenant for any such alterations and additions requiring Landlord's approval hereunder, including any costs or expenses which Landlord may incur in electing to have outside architects and engineers review said matters. If Landlord does not respond to a written request from Tenant within ten (10) business days, then Landlord shall be deemed to disapprove such request. In the event Tenant makes any alterations to the Premises that trigger or give rise to a requirement that the Building or the Premises come into compliance with any governmental laws, ordinances, statutes, orders and/or regulations (such as ADA requirements), Tenant shall be fully responsible for complying, at its sole cost and expense, with same. Tenant shall file a notice of completion after completion of such work and provide Landlord with a copy thereof. Tenant shall provide Landlord with a set of "as-built" drawings for any such work.

         10.2 Damage; Removal. Tenant shall repair all damage to the Premises and/or the Building caused by the installation or removal of Tenant's fixtures, equipment, furniture and alterations. Upon the termination of this Lease, Tenant shall remove any or all alterations, additions, improvements and partitions made or installed by Tenant and restore the Premises to its condition existing prior to the construction of any such items (provided that Landlord shall identify during its approval of any alterations, additions or improvements to be made to or installed in the Premises by Tenant those items which Landlord reserves the right to require Tenant to remove); provided, however, Landlord may permit, upon written notice to Tenant, any such items designated by Landlord to remain on the Premises, in which event they shall be and become the property of Landlord upon the termination of this Lease. All such removals and restoration shall be accomplished in a good and workmanlike manner and so as not to cause any damage to the Premises, the Building, the Common Area or the Project whatsoever.

         10.3 Liens. Tenant shall promptly pay and discharge all claims for labor performed, supplies furnished and services rendered at the request of Tenant and shall keep the Premises free of all mechanics' and materialmen's liens in connection therewith. Tenant shall provide at least ten (10) days prior written notice to Landlord before any labor is performed, supplies furnished or services rendered on or at the Premises and Landlord shall have the right to post on the Premises notices of non-responsibility. If any lien is filed, Tenant shall cause such lien to be released and removed within ten (10) days after the date of filing, and if Tenant fails to do so, Landlord may take such action as may be necessary to remove such lien and Tenant shall pay Landlord such amounts expended by Landlord together with interest thereon at the Applicable Interest Rate from the date of expenditure.

         10.4 Standard of Work. All work to be performed by or for Tenant pursuant hereto shall be performed diligently and in a first class, workmanlike manner, and in compliance with all applicable laws, ordinances, regulations and rules of any public authority having jurisdiction over the Premises and/or Tenant and Landlord's insurance carriers. Landlord shall have the right, but not the obligation, to inspect periodically the work on the Premises and Landlord may require changes in the method or quality of the work if Tenant's work is not in compliance with the provisions of this Section 10.

11. USE. The Premises shall be used only for the Permitted Uses set forth in the Basic Lease Information and for no other uses. Tenant's use of the Premises shall be in compliance with and subject to all applicable governmental laws, ordinances, statutes, orders and regulations and any CC&Rs (including payments thereunder, if any) or any supplement thereto recorded in any official or public records with respect to the Project or any portion thereof. In the event
Landlord desires to record CC&Rs against the Project after the date of full execution of this Lease, Landlord shall, at its option, either (a) obtain Tenant's consent thereto, which consent shall not be unreasonably withheld (provided Tenant's material rights and obligations under the Lease are not impaired but provided that any provisions of such CC&Rs which require Tenant to pay reasonable assessments such as for common area maintenance and landscaping shall not be deemed to impair Tenant's material rights and obligations under this Lease), conditioned or delayed or (b) elect not to obtain Tenant's consent thereto, in which event the provisions of this Lease shall prevail over any conflicting provisions of the CC&Rs. In no event shall the Premises be used for any of the Prohibited Uses set forth on Exhibit E attached hereto. Tenant, at Tenant's sole cost and expense, shall comply with the rules and regulations attached hereto as Exhibit F, together with such additional rules and regulations as Landlord may from time to time prescribe, provided such additional rules do not materially adversely affect Tenant's rights under this Lease. Tenant shall not commit waste, overload the floors or structure of the Building, subject the Premises, the Building, the Common Area or the Project to any use which would damage the same or increase the risk of loss or violate any insurance coverage, permit any unreasonable odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises, take any action which would constitute a nuisance or would disturb, obstruct or endanger any other tenants, take any action which would abrogate any warranties, or use or allow the Premises to be used for any unlawful purpose. Tenant agrees that Landlord shall not be responsible for non-compliance by any other tenant or occupant of the Project with, or Landlord's failure to enforce, any of the rules or regulations or CC&Rs or any other terms or provisions of such tenant's or occupant's lease. Tenant shall promptly comply with the reasonable requirements of any board of fire insurance underwriters or other similar body now or hereafter constituted. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Premises, the Building or the Project.

12.      ENVIRONMENTAL MATTERS.

                  12.1 Hazardous Materials. Tenant shall not cause nor permit, nor allow any of Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees or subtenants (collectively, "Tenant's Parties") to cause or permit, any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, under or about the Premises, the Building, the Common Area or the Project, except for routine office and janitorial supplies in usual and customary quantities stored, used and disposed of in accordance with all applicable Environmental Laws. As used herein, "Hazardous Materials" means any chemical, substance, material, controlled substance, object, condition, waste, living organism or combination thereof which is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls (PCBs), refrigerants (including those substances defined in the Environmental Protection Agency's "Refrigerant Recycling Rule," as amended from time to time) and all of those chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof which are now or become in the future listed, defined or regulated in any manner by any Environmental Law based upon, directly or indirectly, such properties or effects. As used herein, "Environmental Laws" means any and all federal, state or local environmental, health and/or safety-related laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant, the Premises, the Building, the Common Area or the Project. Tenant and Tenant's Parties shall comply with all Environmental Laws and promptly notify Landlord of the violation of any Environmental Law or presence of any Hazardous Materials, other than office and janitorial supplies as permitted above, on the Premises. If Landlord has a good faith belief or a reasonable suspicion that Tenant may have violated its obligations under this Section 12.1 or that Hazardous Materials may exist in, on, under, or about the Premises, Landlord shall have the right (upon twenty-four (24) hours notice to Tenant, except that in an emergency situation no such notice shall be required) to enter upon and inspect the Premises and to conduct tests, monitoring and investigations. Landlord shall use commercially reasonable efforts to cause such tests, monitoring and investigations to be conducted without unreasonable interference with the business of Tenant. If such tests indicate the presence of any environmental condition which occurred during the Term of this Lease and which Tenant or Tenant's Parties caused, aggravated, permitted or contributed to, Tenant shall reimburse Landlord for the cost of conducting such tests. The phrase "environmental condition" shall mean any release, storage, manufacture, generation, blending, handling, recycling, treatment, disposal or use of
Hazardous Materials not authorized under this Lease or any violation of Environmental Laws arising in, on, under, or about the Premises during the Term. To the extent any such environmental condition is caused, aggravated, knowingly permitted or contributed to by Tenant or Tenant's Parties, Tenant shall promptly take any and all steps necessary to rectify the same to comply with
Environmental Laws and the reasonable requirements of any lender having a secured interest in all or any portion of the Project, and to the satisfaction of all environmental agencies having jurisdiction over such environmental condition, or shall, at Landlord's election, reimburse Landlord, upon demand, for the cost to Landlord of performing rectifying work. The reimbursement shall be paid to Landlord in advance of Landlord's performing such work, based upon Landlord's reasonable estimate of the cost thereof; and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall within thirty (30) days after Landlord bills Tenant therefor or Landlord shall within thirty (30) days refund to Tenant any excess deposit, as the case may be.

         12.2 Indemnification. Tenant shall indemnify, protect, defend (by counsel acceptable to Landlord) and hold harmless Landlord and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their respective successors and assigns (individually and collectively, "Indemnitees") from and against any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expenses arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (a) Tenant and/or Tenant's Parties' breach of any prohibition or provision of the preceding section, or (b) the presence of Hazardous Materials on, under or about the Premises or other property as a result (directly or indirectly) of Tenant's and/or Tenant's Parties' activities, or failure to act, in connection with the Premises. This indemnity shall include the cost of any required or necessary repair, cleanup or detoxification, and the preparation and implementation of any closure, monitoring or other required plans, whether such action is required or necessary prior to or following the termination of this Lease. Neither the written consent by Landlord to the presence of Hazardous Materials on, under or about the Premises, nor the strict compliance by

Tenant with all Environmental Laws, shall excuse Tenant from Tenant's obligation of indemnification pursuant hereto. Tenant's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease.

13.      DAMAGE AND DESTRUCTION.

         13.1 Casualty. If the Premises or Building should be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice to Landlord. Within thirty (30) days after receipt from Tenant of such written notice, Landlord shall notify Tenant whether the necessary repairs can reasonably be made: (a) within one hundred eighty (180) days; (b) in more than one hundred eighty (180) days but in less than two hundred seventy (270) days; or (c) in more than two hundred seventy (270) days after the date of the casualty event.

                  13.1.1 Less Than 180 Days. If the Premises or Building should be damaged only to such extent that rebuilding or repairs can reasonably be completed within one hundred eighty (180) days after the date of the casualty event, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage, Landlord shall repair the Premises (including the Tenant Improvements, to the extent of available insurance proceeds), except that Landlord shall not be required to rebuild, repair or replace Tenant's Property which may have been placed in, on or about the Premises by or for the benefit of Tenant. If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is required to be and is actually vacated by Tenant (e.g., the number of square feet of floor area of the Premises that is required to be and is actually vacated by Tenant compared to the total square footage of the floor area of the Premises) from the date Tenant vacates all or a portion of the Premises that was damaged only during the period the Premises are unfit for occupancy.

                  13.1.2 Greater Than 180 Days. If the Premises or Building should be damaged only to such extent that rebuilding or repairs can reasonably be completed in more than one hundred eighty (180) days but in less than two hundred seventy (270) days after the date of the casualty event, then Landlord shall have the option of: (a) terminating the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date Tenant vacates the Premises; or (b) electing to repair the Premises (including the Tenant Improvements), provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair or replace Tenant's Property which may have been placed in, on or about the Premises by or for the benefit of Tenant). If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is required to be vacated and is actually vacated by Tenant (e.g., the number of square feet of floor area of the Premises that is required to be vacated and is actually vacated by Tenant compared to the total square footage of the floor area of the Premises) from the date Tenant vacates all or a portion of the Premises that was damaged only during the period the Premises are unfit for occupancy. In the event that Landlord should fail to substantially complete such repairs within two hundred seventy (270) days after the date of the casualty event (such period to be extended for delays caused by Tenant or because of any items of Force Majeure, as hereinafter defined) and Tenant has not re-occupied the Premises, Tenant shall have the right, as Tenant's exclusive remedy, within ten (10) days after the expiration of such two hundred seventy (270) day period, to terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights hereunder shall cease and terminate thirty (30) days after Landlord's receipt of such notice.

                  13.1.3 Greater Than 270 Days. If the Premises or Building should be so damaged that rebuilding or repairs cannot be completed within two hundred seventy (270) days after the date of the casualty event, either Landlord or Tenant may terminate this Lease by giving written notice within ten (10) days after notice from Landlord specifying such time period of repair; and this Lease shall terminate and the Rent shall be abated from the date Tenant vacates the Premises. In the event that neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Building or Premises (including the Tenant Improvements), provided insurance proceeds are available to repair the damage (except that Landlord shall not be required to rebuild, repair or replace Tenant's Property which may have been placed in, on or about the Premises by or for the benefit of Tenant). If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is required to be vacated and is actually vacated by Tenant (e.g., the number of square feet of floor area of the Premises that is required to be vacated and is actually vacated by Tenant compared to the total square footage of the floor area of the Premises), from the date Tenant vacates all or a portion of the Premises that was damaged only during the period that the Premises are unfit for occupancy.

         13.2 Tenant's Fault. If the Premises or any portion of the Building is damaged resulting from the negligence or breach of this Lease by Tenant or any of Tenant's Parties, Rent shall not be reduced during the repair of such damage except to the extent rental abatement insurance proceeds are received by Landlord, or would have been received had Landlord maintained the rental abatement insurance required pursuant to Section 8.1 of this Lease, and Tenant shall be liable to Landlord for the cost of the repair caused thereby to the extent such cost is not covered by insurance proceeds from policies of insurance actually maintained or required to be maintained pursuant to the provisions of this Lease.

         13.3 Uninsured Casualty. Tenant shall be responsible for and shall pay to Landlord any deductible amount payable under the property insurance for the Building (provided that, with respect to earthquake insurance, Tenant's responsibility to pay the deductible amount shall not exceed $10,000 with respect to any one insured event). In the event that the Premises or any portion of the Building is damaged to the extent Tenant is unable to use the Premises and such damage is not covered by insurance proceeds received by Landlord or in the event that the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right at Landlord's option either (i) to repair such damage as soon as reasonably possible at Landlord's expense, or (ii) to give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to terminate this Lease, Tenant shall have the right within ten (10) days after receipt of such notice to give written notice to Landlord of Tenant's intention to pay the cost of repair of such damage (to the extent not covered by insurance proceeds received by Landlord, including noncoverage as a result of any requirement that such insurance proceeds be applied to any indebtedness secured by the Premises), in which event, following the securitization of Tenant's funding commitment in a form acceptable to Landlord, this Lease shall continue in full force and effect, Landlord shall make such repairs as soon as reasonably possible and Tenant shall reimburse Landlord for such repairs (to the extent not covered by insurance proceeds received by Landlord, including noncoverage as a result of any requirement that such insurance proceeds be applied to any indebtedness secured by the Premises) within fifteen (15) days after receipt of an invoice from Landlord. If Tenant does not give such notice within the ten (10) day period, this Lease shall terminate automatically as of the date of the occurrence of the damage.

         13.4 Waiver. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law.

         13.5 Force Majeure. "Force Majeure," as used in this Section 13 only and shall not apply elsewhere unless otherwise specified, means delays resulting from causes beyond the reasonable control of Landlord, including, without limitation, any delay caused by any action, inaction, order, ruling, moratorium, regulation, statute, condition or other decision of any private party or governmental agency having jurisdiction over any portion of the Project, over the construction anticipated to occur thereon or over any uses thereof, or by delays in inspections or in issuing approvals by private parties or permits by governmental agencies, or by fire, flood, inclement weather, strikes, lockouts or other labor or industrial disturbance (whether or not on the part of agents or employees of Landlord engaged in the construction of the Premises), civil disturbance, order of any government, court or regulatory body claiming jurisdiction or otherwise, act of public enemy, war, riot, sabotage, blockage, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority, discovery of hazardous or toxic materials, earthquake, or other natural disaster, delays caused by any dispute resolution process, or any cause whatsoever beyond the reasonable control (excluding financial inability) of the party whose performance is required, or any of its contractors or other representatives, whether or not similar to any of the causes hereinabove stated.

14.      EMINENT DOMAIN.

         14.1 Total Condemnation. If all of the Premises is condemned by eminent domain, inversely condemned or sold under threat of condemnation for any public or quasi-public use or purpose ("Condemned"), this Lease shall terminate as of the earlier of the date the condemning authority takes title to or possession of the Premises, and Rent shall be adjusted to the date of termination.

         14.2 Partial Condemnation. If any portion of the Premises or the Building is Condemned and such partial condemnation materially impairs Tenant's ability to use the Premises for Tenant's business as mutually determined by Landlord and Tenant, Tenant shall have the option of terminating this Lease as of the earlier of the date title vests in the condemning authority or as of the date an order of immediate possession is issued and Rent shall be adjusted to the date of termination; provided, however, if Landlord shall offer at its expense to relocate Tenant to comparable space elsewhere, which space is satisfactory to Tenant in Tenant's sole and absolute discretion, this Lease shall not terminate but shall continue in full force and effect, except that this Lease shall be modified, as necessary, to reflect the changes incident to such relocation. If such partial condemnation does not materially impair Tenant's ability to use the Premises for the business of Tenant, Landlord shall promptly restore the Premises to the extent of any condemnation proceeds recovered by Landlord, excluding the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting Rent shall be adjusted as reasonably determined by Landlord.

         14.3 Award. If the Premises are wholly or partially Condemned, Landlord shall be entitled to the entire award paid for such condemnation, and Tenant waives any claim to any part of the award from Landlord or the condemning authority; provided, however, Tenant shall have the right to recover from the condemning authority such compensation as may be separately awarded to Tenant in connection with costs in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location. No condemnation of any kind shall be construed to constitute an actual or constructive eviction of Tenant or a breach of any express or implied covenant of quiet enjoyment.

         14.4 Temporary Condemnation. In the event of a temporary condemnation not extending beyond the Term, this Lease shall remain in effect, Tenant shall continue to pay Rent and Tenant shall receive any award made for such condemnation except damages to any of Landlord's property. If a temporary condemnation is for a period which extends beyond the Term, this Lease shall terminate as of the date of initial occupancy by the condemning authority and any such award shall be distributed in accordance with the preceding section. If a temporary condemnation remains in effect at the expiration or earlier termination of this Lease, Tenant shall pay Landlord the reasonable cost of performing any obligations required of Tenant with respect to the surrender of the Premises.

15.      DEFAULT.

         15.1 Events of Defaults. The occurrence of any of the following events shall, at Landlord's option, constitute an "Event of Default":

                  15.1.1 Vacation or abandonment of the Premises for a period of thirty (30) consecutive days; provided, however, vacation of the Premises shall not constitute a default provided that Tenant at all times is otherwise in compliance with the terms of this Lease and maintains sufficient security personnel on site to protect the Premises from vandalism or other damage;

                  15.1.2 Failure to pay Rent on the date when due and the failure continuing for a period of five (5) days after written notice that such payment is due (which notice shall be in lieu of notice required under the California Code of Civil Procedure Section 1161 or any similar or successor law) or, notwithstanding the foregoing, any failure by Tenant to pay Rent on the date when due and the failure continuing for a period of five (5) days after such payment is due in any calendar year during the Term in which Landlord has delivered two (2) or more written notices, as described above, to Tenant;

                  15.1.3 Failure to perform Tenant's covenants and obligations hereunder (except default in the payment of Rent) where such failure continues for a period of thirty (30) days after written notice from Landlord; provided, however, if the nature of the default is such that more than thirty (30) days are reasonably required for its cure, Tenant shall not be deemed to be in default if Tenant commences the cure within the thirty (30) day period and diligently and continuously prosecutes such cure to completion;

                  15.1.4 The making of a general assignment by Tenant for the benefit of creditors; the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty
(60) days of such filing;  the
appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold; Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due; any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets; Tenant taking any action toward the dissolution or winding up of Tenant's affairs; the cessation or suspension of Tenant's use of the Premises; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

                  15.1.5  The  making  of  any  material   misrepresentation  or
omission by Tenant or any successor in interest of Tenant in any materials delivered by or on behalf of Tenant to Landlord or Landlord's lender pursuant to this Lease; or

                  15.1.6 The occurrence of an Event of Default as otherwise designated as an Event of Default in the Lease.

         15.2     Remedies.

                  15.2.1 Termination. In the event of the occurrence of any Event of Default, Landlord shall have the right to give a written termination notice to Tenant (which notice may be the notice given under Section 15.1 above, if applicable, and which notice shall be in lieu of any notice required by California Code of Civil Procedure Section 1161, et seq.) and, on the date specified in such notice, this Lease shall terminate unless on or before such date all arrears of Rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other Events of Default at the time existing shall have been fully remedied to the satisfaction of Landlord.

                           15.2.1.1 Repossession. Following termination, without
prejudice to other remedies Landlord may have, Landlord may (i) peaceably re-enter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Term), at such rental and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property therefrom.

                           15.2.1.2  Unpaid  Rent.  Landlord  shall have all the
rights and remedies of a landlord provided by applicable law, including the right to recover from Tenant: (a) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination, (b) the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination until the time of award exceeds the amount of loss of rent that Tenant proves could have been reasonably avoided, (c) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, and (d) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. The phrase "worth, at the time of award," as used in (a) and
(b) above, shall be computed at the Applicable Interest Rate, and as used in (c) above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                  15.2.2 Continuation. Even though an Event of Default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession; and Landlord may enforce all of Landlord's rights and remedies under this Lease, including the remedy described in California Civil Code Section 1951.4 ("lessor" may continue Lease in effect after "lessee's" breach and abandonment and recover Rent as it becomes due, if "lessee" has the right to sublet or assign, subject only to reasonable limitations) to recover Rent as it becomes due. Landlord, without terminating this Lease, may, during the period Tenant is in default, enter the Premises and relet the same, or any portion thereof, to third parties for Tenant's account and Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises and like costs. Reletting may be for a period shorter or longer than the remaining Term. Tenant shall continue to pay the Rent on the date the same is due. No act by Landlord hereunder, including acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease, shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. In the event that Landlord elects to relet the Premises, the rent that Landlord receives from reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent and Tenant's Share of Operating Expenses and Real Property Taxes; second, all costs, including maintenance, incurred by Landlord in reletting; and, third, Base Rent and Tenant's Share of Operating Expenses and Real Property Taxes under this Lease. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event, and notwithstanding anything in Section 16 to the contrary, shall Tenant be entitled to any excess rent received by Landlord. If, on the date Rent is due under this Lease, the rent received from the reletting is less than the Rent due on that date, Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs, including maintenance, which Landlord incurred in reletting the Premises that remain after applying the rent received from reletting as provided hereinabove. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the Applicable Interest Rate from the date of such expenditure.

         15.3 Cumulative. Each right and remedy of Landlord provided for herein or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent; and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

         15.4 Landlord's Default. In the event Landlord should default in its repair or maintenance obligations hereunder, Tenant shall simultaneously give Landlord and Landlord's mortgagee (provided Tenant has been provided written notice of the address of such mortgagee) written notice specifying such default and Landlord shall thereupon have thirty (30) days in which to cure any such default, provided that if the default is not reasonably capable of being cured in thirty (30) days, Landlord shall be deemed to be in compliance with this Lease if Landlord commences to cure the default within such thirty (30) day period and diligently and continuously prosecutes such cure to completion. In addition, Landlord's mortgagee shall have the right (but not the obligation) to cure or remedy such default during the period that is permitted to Landlord hereunder, and Tenant will accept such curative or remedial action taken by Landlord's mortgagee with the same effect as if such action had been taken by Landlord; provided, however, if Landlord's default is of a nature which, if not cured immediately, poses an imminent risk of harm to persons or property and/or will have an immediate, material, adverse effect on the conduct of Tenant's business operations at the Premises, Tenant shall have the right to cure such default immediately, with only such prior notice (if any) to Landlord and Landlord's mortgagee as is reasonable under the circumstances. Upon the failure of Landlord or Landlord's mortgagee to cure such default in accordance with the provisions of this Section 15.4, and following an additional written notice to Landlord which contains the following phrase on page 1 of the notice in all capital letters and boldface type (or it shall not be deemed validly delivered to Landlord) "YOUR FAILURE TO COMMENCE THE CURE OF THE DEFAULT SET FORTH IN THIS NOTICE WITHIN TEN (10) DAYS SHALL ENTITLE THE UNDERSIGNED TO CURE SUCH DEFAULT AT LANDLORD'S EXPENSE WITHOUT FURTHER NOTICE" and an additional ten (10) day period to commence such cure (the "Second Default Notice") and the failure of Landlord to undertake such cure, Tenant shall be authorized and empowered to cure any such default for and on behalf of Landlord, and the cost of any item paid by Tenant in curing such default for and on behalf of Landlord, shall be payable on demand by Landlord to Tenant. If Landlord fails to pay to Tenant the cost of such cure within twenty (20) days following Landlord's receipt of Tenant's demand therefor, then Tenant may provide to Landlord a second written demand therefor ("Second Demand") which contains the following phrase on page 1 of the notice in all capital letters and boldface type (or it shall not be deemed validly delivered to Landlord) "YOUR FAILURE TO REIMBURSE TENANT AS REQUIRED HEREIN WITHIN THIRTY (30) DAYS SHALL ENTITLE THE UNDERSIGNED TO EXERCISE CERTAIN OFFSET RIGHTS AS SET FORTH IN THE LEASE WITHOUT FURTHER NOTICE." If Landlord fails to pay to Tenant the amount due to Tenant within thirty (30) days following Landlord's receipt of the Second Demand, then Tenant may offset from the next installments of rent and other charges coming due under this Lease the amount owed by Landlord to Tenant (together with all accrued interest at the Applicable Rate), provided, however, that (i) the amount of offset during any month shall not exceed the greater of (A) fifteen percent (15%) of the total Base Rent payable by Tenant to Landlord for such month or (B) the amount necessary to fully amortize Tenant's cost of cure from the date of completion of such cure to the expiration date of the Lease Term (without regard to any unexercised renewal options), but in no event greater than thirty percent (30%) of the total monthly Base Rent for any one month; and (ii) Landlord is not then contesting such right of offset or the amount thereof by court action or by mediation or arbitration proceeding mutually approved by Landlord and Tenant (or having contested same, a judgment, decision or ruling in such action, mediation or arbitration has been rendered in favor of Tenant).

16.      ASSIGNMENT AND SUBLETTING.

         16.1 Tenant shall not assign, sublet or otherwise transfer, whether voluntarily or involuntarily or by operation of law, the Premises or any part thereof without Landlord's prior written approval, which shall not be unreasonably withheld; provided, however, Tenant agrees it shall be reasonable for Landlord to disapprove of a requested sublease or assignment, if the sublessee or assignee does not have a tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied) equal to or greater than that of Tenant as of the date of the Lease as shown in the financial information provided to Landlord. The merger of Tenant with any other entity or the transfer of any controlling or managing ownership or beneficial interest in Tenant, or the assignment of a substantial portion of the assets of Tenant, whether or not located at the Premises, shall constitute an assignment hereunder. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice thereof, which notice shall include a description of the portion of the Premises to be transferred (the "Subject Space"), with copies of all related documents and agreements associated with the assignment or sublease, including without limitation, the financial statements of any proposed assignee or subtenant (collectively, the "Transfer Notice"), thirty-five (35) days prior to the anticipated effective date of the assignment or sublease. Tenant shall pay
Landlord's reasonable attorneys' fees incurred in the review of such documentation plus an administrative fee of Five Hundred Dollars ($500.00) for each proposed transfer. Landlord shall have a period of thirty (30) days following receipt of such notice and all related documents and agreements to notify Tenant in writing of Landlord's approval or disapproval of the proposed assignment or sublease. If Landlord fails to notify Tenant in writing of such election, Landlord shall be deemed to have disapproved such assignment or subletting. This Lease may not be assigned by operation of law. Any purported assignment or subletting contrary to the provisions hereof shall be void and shall constitute an Event of Default hereunder. If Tenant receives rent or other consideration for any such transfer in excess of the Rent, or in case of the sublease of a portion of the Premises, in excess of such Rent that is fairly allocable to such portion, after appropriate adjustments to assure that all other payments required hereunder are appropriately taken into account, Tenant shall pay Landlord fifty percent (50%) of the difference between each such payment of rent or other consideration received by Tenant and the Rent required hereunder, after first deducting brokerage commissions, reasonable attorneys' fees, and costs of improvements installed at Tenant's cost, which costs are incurred by Tenant in connection with any such transfer, if reasonably acceptable evidence of such costs is delivered to Landlord. Landlord may, without waiving any rights or remedies, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the preceding sentence. Such acceptance of Rent shall in no event be deemed to imply that Landlord is approving a subtenant or assignee which Landlord has not approved in writing pursuant to the requirements of this Section 16. Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to the Lease by assignees of Tenant without notifying Tenant or any successor of Tenant and without obtaining their consent. No permitted transfer shall be effective until there has been delivered to Landlord a counterpart of the transfer instrument in which the transferee agrees to be and remain jointly and severally liable with Tenant for the payment of Rent pertaining to the Premises and for the performance of all the terms and provisions of this Lease relating thereto arising on or after the date of the transfer. Notwithstanding anything to the contrary contained in this Section 16, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice, to recapture the Subject Space (provided that, with respect to a sublease, Landlord shall have no recapture right unless the Subject Space constitutes more than twenty percent (20%) of the rentable square footage of the Premises, and provided further that the term of such sublease is for substantially the balance of the Term of this Lease). Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed assignment or sublease until the last day of the proposed term of the assignment or sublease as set forth in the Transfer Notice. If this Lease shall be canceled with respect to less than the entire Premises, (a) Landlord shall be responsible, at Landlord's cost, to construct a demising wall separating the Subject Space from the remainder of the Premises and to separately meter the utilities for the Subject Space, (b) the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and
(c) this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture the Subject Space under this Section 16, then, provided Landlord has consented to the proposed assignment or sublease, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed assignee or sublessee named in the Transfer Notice upon all of the terms set forth in the Transfer Notice.

         16.2 Tenant may, without the consent of, but with written notice to, Landlord, and without invoking Landlord's recapture rights, assign the Lease, or any part thereof or sublease the Premises, in whole or in part, to any of the following (collectively, "intracorporate transfers"): (i) any corporation, person or entity which has the power to direct Tenant's management and operation, or any corporation whose management and operation is controlled by Tenant, or (ii) any corporation, a majority of whose voting stock is owned by Tenant; or (iii) any corporation in which or with which Tenant, its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation of corporations; or (iv) any corporation, person or entity acquiring this Lease and all or substantially all (which for purposes hereof shall mean not less than 75% of such assets) of Tenant's assets; or (v) any corporation, person or entity acquiring all or substantially all (which for purposes hereof shall mean not less than 75% of such outstanding shares of stock) of the outstanding shares of stock of Tenant or of Tenant's parent corporations, so long as (A) the obligations of Tenant under this Lease are assumed by the surviving corporation, person or entity or the corporation or entity created by such merger or consolidation; and (B) the tangible net worth of the surviving corporation, person or entity or the entity created by such merger or consolidation is no less than that of Tenant as of the date hereof determined in accordance with "Generally Accepted Accounting Principles" consistently applied, or, if the foregoing net worth test is not satisfied, the tangible net worth of the surviving corporation, person or entity, or the entity created by such merger or consolidation shall, in Landlord's sole and absolute discretion, be sufficient to meet the obligations of Tenant under this Lease. Tenant shall notify Landlord in writing and the assignment or subletting shall not become effective until Tenant has provided Landlord with such corporate resolutions and corporate documentation evidencing the existence of, the authority of and the assumption of lease obligations by such assignee or subtenant and financial statements verifying the continued net worth of the surviving Tenant. In addition, the selling or trading of the shares of Tenant on any national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) shall not be deemed an assignment or subletting under this Lease.

17.      ESTOPPEL, ATTORNMENT AND SUBORDINATION.

         17.1 Estoppel. Within ten (10) days after written request by Landlord, Tenant shall deliver an estoppel certificate duly executed (and acknowledged if required by any lender), in the form attached hereto as Exhibit G, or in such other form as may be acceptable to the lender and reasonably acceptable to Tenant, which form may include some or all of the provisions contained in Exhibit G, to any proposed mortgagee, purchaser or Landlord. Tenant's failure to deliver said statement in such time period shall be an Event of Default hereunder and shall be conclusive upon Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord;
(b) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder; and (c) no more than one month's Base Rent has been paid in advance. If any financier should require that this Lease be amended (except for changes which would (i) materially and adversely affect the rights of Tenant, including, without limitation, any changes to the Premises, the Term, the Permitted Use or the Rent, or (ii) increase the monetary obligations of Tenant under this Lease), Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease supplement embodying such amendments. Tenant shall, within ten (10) days after the receipt of Landlord's notice, execute and deliver to Landlord the tendered Lease supplement.

         17.2 Subordination. Subject to Tenant's receipt of an agreement from the holder of a deed of trust or mortgage or from a ground lessor or master lessor not to disturb Tenant's rights to possession of the Premises so long as Tenant is not in breach of this Lease and so long as Tenant attorns to the record owner of the Premises, this Lease shall be subject and subordinate to all ground leases, master leases and the lien of all mortgages and deeds of trust which affect the Premises or the Project or Landlord's interest therein, and all amendments thereto. If requested, Tenant shall execute and deliver to Landlord within ten (10) days after Landlord's request a Subordination, Nondisturbance and Attornment Agreement in the form attached hereto as Exhibit H, or in such other form as may be acceptable to the ground lessor, master lessor or lender and reasonably acceptable to Tenant, which form may include some or all of the provisions contained in Exhibit H.

         17.3 Attornment. In the event of a foreclosure proceeding, the exercise of the power of sale under any mortgage or deed of trust or the termination of a ground lease, Tenant shall, if requested, attorn to the purchaser thereupon and recognize such purchaser as Landlord under this

Lease; provided, however, Tenant's obligation to attorn to such purchaser shall be conditioned upon Tenant's receipt of a non-disturbance agreement.

18.      MISCELLANEOUS.

         18.1     General.

                  18.1.1 Entire Agreement. This Lease sets forth all the agreements between Landlord and Tenant concerning the Premises; and there are no agreements either oral or written other than as set forth herein.

                  18.1.2 Time of Essence. Time is of the essence of this Lease.

                  18.1.3 Attorneys' Fees. In any action or proceeding which either party brings against the other to enforce its rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees, which amounts shall be a part of the judgment in said action or proceeding.

                  18.1.4 Severability. If any provision of this Lease or the application of any such provision shall be held by a court of competent jurisdiction to be invalid, void or unenforceable to any extent, the remaining provisions of this Lease and the application thereof shall remain in full force and effect and shall not be affected, impaired or invalidated.

                  18.1.5 Law. This Lease shall be construed and enforced in accordance with the laws of the state in which the Premises are located.

                  18.1.6 No Option. Submission of this Lease to Tenant for examination or negotiation does not constitute an option to lease, offer to lease or a reservation of, or option for, the Premises; and this document shall become effective and binding only upon the execution and delivery hereof by Landlord and Tenant.

                  18.1.7 Successors and Assigns. This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord and, subject to compliance with the terms of Section 16, Tenant.

                  18.1.8 Third Party Beneficiaries. Nothing herein is intended to create any third party benefit.

                  18.1.9 Memorandum of Lease. Tenant shall not record this Lease or a short form memorandum hereof without Landlord's prior written consent which Landlord can withhold in its sole discretion.

                  18.1.10 Agency, Partnership or Joint Venture. Nothing contained herein nor any acts of the parties hereto shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture by the parties hereto or any relationship other than the relationship of landlord and tenant.

                  18.1.11 Merger. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof or a termination by Landlord shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

                  18.1.12 Headings. Section headings have been inserted solely as a matter of convenience and are not intended to define or limit the scope of any of the provisions contained therein.

                  18.1.13 Auctions. Tenant shall not conduct, nor permit to be conducted, any auction upon the Premises without Landlord's prior written consent. Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

                  18.1.14 Consents. Except as otherwise provided elsewhere in this Lease, Landlord's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Tenant for any Landlord consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Tenant upon receipt of an invoice and supporting documentation therefor. Landlord's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Event of Default or breach by Tenant of this Lease exists, nor shall such consent be deemed a waiver of any then existing Event of Default or breach, except as may be otherwise specifically stated in writing by Landlord at the time of such consent. Except as otherwise set forth herein, the failure to specify herein any particular condition to Landlord's consent shall not preclude the imposition by Landlord at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

                  18.1.15 Security Measures. Tenant hereby acknowledges that Landlord shall have no obligation to provide a guard service or other security measures whatsoever. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties.

         18.2 Signs. All signs and graphics of every kind visible in or from public view or corridors, the Common Areas or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's signage program. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises; and Tenant shall repair any injury or defacement, including without limitation, discoloration caused by such installation or removal. Subject to Tenant's receipt of all applicable governmental approvals therefor (including, without limitation, the approval of the City of Fremont), signage permitted under this
Section 18.2 may be, at Tenant's election, lighted signage.

         18.3 Waiver. No waiver of any default or breach hereunder shall be implied from any omission to take action on account thereof, notwithstanding any custom and practice or course of dealing. No waiver by either party of any provision under this Lease shall be effective unless in writing and signed by such party. No waiver shall affect any default other than the default specified in the waiver and then such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant shall not be construed as a waiver of any subsequent breach of the same.

         18.4 Financial Statements. Tenant shall provide to any lender, purchaser or Landlord, within ten (10) days after request, a current, accurate, certified financial statement for Tenant and Tenant's business and financial statements for Tenant and Tenant's business for each of the three (3) years prior to the current financial statement year prepared under generally accepted accounting principles consistently applied; provided, however, that to the extent Tenant is prohibited by law from disclosing non-public financial information, Tenant shall only be required to disclose such financial information that is deemed to be public information. Tenant shall also provide within said 10-day period, subject to the foregoing limitation on non-public financial information, such other certified financial information or tax returns as may be reasonably required by Landlord, purchaser or any lender of either.

         18.5 Limitation of Liability. The obligations of Landlord under this Lease are not personal obligations of the individual partners, directors, officers, shareholders, agents or employees of Landlord; and Tenant shall look solely to the Building (which shall be deemed to include the net proceeds of any sale thereof by Landlord), for satisfaction of any liability of Landlord and shall not look to other assets of Landlord nor seek recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Landlord. Whenever Landlord transfers its interest, Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder and the transferee of Landlord's interest shall assume all liabilities and obligations of Landlord hereunder from the date of such transfer (including, without limitation, the obligation to return the Security Deposit in accordance with Section 3.3 above).

         18.6 Notices. All notices to be given hereunder shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or delivered by personal or courier delivery, or sent by facsimile (immediately followed by one of the preceding methods), to Landlord's Address and Tenant's Address, or to such other place as Landlord or Tenant may designate in a written notice given to the other party. Notices shall be deemed served upon the earlier of receipt or refusal of delivery.

         18.7 Brokerage Commission. Landlord shall pay a brokerage commission to Landlord's Broker specified in the Basic Lease Information in accordance with a separate agreement between Landlord and Landlord's Broker. Landlord shall have no further or separate obligation for payment of any commissions or fees to any other broker or finder. Tenant warrants to Landlord that Tenant's sole contact with Landlord or with the Premises in connection with this transaction has been directly with Landlord, Landlord's Broker and Tenant's Broker specified in the Basic Lease Information, and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Tenant. Any commissions or fees payable to Tenant's Broker with respect to this transaction shall be paid by Landlord's Broker, and neither Landlord nor Tenant shall have any obligation with respect thereto. Subject to the foregoing, Tenant agrees to indemnify and hold Landlord harmless from any claims or liability, including reasonable attorneys' fees, in connection with a claim by any person for a real estate broker's commission, finder's fee or other compensation based upon any statement, representation or agreement of Tenant, and Landlord agrees to indemnify and hold Tenant harmless from any such claims or liability, including reasonable attorneys' fees, based upon any statement, representation or agreement of Landlord.

         18.8 Authorization. Each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant and that such execution is binding upon Tenant.

         18.9 Holding Over; Surrender.

                  18.9.1 Holding Over. If Tenant holds over the Premises or any part thereof after expiration of the Term, such holding over shall, at Landlord's option, constitute a month-to-month tenancy, at a rent equal to one hundred fifty percent (150%) of the Base Rent in effect immediately prior to such holding over for the first three (3) months of such holding over, and at a rent equal to two hundred percent (200%) of the Base Rent in effect immediately prior to such holding over thereafter, and shall otherwise be on all the other terms and conditions of this Lease. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease or extension of the Term except as specifically set forth above. If Tenant fails to surrender the Premises upon expiration or earlier termination of this Lease, Tenant shall indemnify and hold Landlord harmless from and against all loss or liability resulting from or arising out of Tenant's failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after the expiration or earlier termination of this Lease and any related attorneys' fees and brokerage commissions.

                  18.9.2 Surrender. Upon the termination of this Lease or Tenant's right to possession of the Premises, Tenant will surrender the Premises broom clean, together with all keys, in good condition and repair, reasonable wear and tear excepted. Tenant shall patch and fill all holes within the Premises and all penetrations of the roof shall be resealed to a watertight condition. In no event may Tenant remove from the Premises any mechanical or electrical systems or any wiring or any other aspect of any systems within the Premises. Conditions existing because of Tenant's failure to perform maintenance, repairs or replacements shall not be deemed "reasonable wear and tear."

         18.10 Joint and Several. If Tenant consists of more than one person, the obligation of all such persons shall be joint and several.

         18.11 Covenants and Conditions. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

         18.12 Addenda. The Addenda attached hereto, if any, and identified with this Lease are incorporated herein by this reference as if fully set forth herein.

         18.13 Parking. Tenant shall have the right, at no cost or expense to Tenant, to use one hundred sixty-eight (168) unreserved parking spaces (2.8 unreserved parking spaces per each one thousand (1,000) rentable square feet of the Premises), as shown on Exhibit A attached hereto, throughout the term of this Lease. Tenant's continued right to use the parking spaces is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility and upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Tenant further agrees that Landlord shall not be responsible for enforcing any parking rights in the Project. Landlord specifically reserves the right to change the size, configuration, design, layout, location and all other aspects of the Project's parking facility and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Project's parking facility or relocate Tenant's parking passes to other parking structures and/or surface parking areas within a reasonable walking distance of the Building. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord.

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.

"Landlord"                            "Tenant"

CATELLUS DEVELOPMENT
CORPORATION, a Delaware corporation   FIBERSTARS, INC., a California corporation

By: /s/ Don Little                    By: /s/ Robert A. Connors
    -------------------------------       --------------------------------------

    Name:  Don Little                     Name: Robert A. Connors
           ------------------------             --------------------------------

    Its:   Vice President                 Its:  CFO
           ------------------------             --------------------------------

Date:      12/1/98                    Date:     11/23/98
       ----------------------------         --------------------------------


                                      By: /s/ Fred N. Martin
                                          ----------------------------------

                                          Name: Fred N. Martin
                                                ----------------------------

                                          Its:  COO
                                                ----------------------------

                                      Date:     11/23/98
                                            ----------------------------

                                ADDENDUM TO LEASE

                  THIS ADDENDUM TO LEASE ("Addendum") is attached to and constitutes an integral part of the Lease between CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation, as Landlord, and FIBERSTARS, INC., a California corporation, as Tenant. The terms of this Addendum shall be incorporated in the Lease for all purposes. In the event of a conflict between the provisions of the Lease and the provisions of this Addendum, this Addendum shall control.

                  1.  Notwithstanding  anything to the contrary contained in the
Lease,  during the first  twenty-four (24) months of the Term of the Lease only,
Tenant shall pay to Landlord a fixed monthly  amount of Operating  Expenses (and the provisions of Sections 6.1 and 7 of the Lease shall be inapplicable thereto)
as follows:
                                                             Monthly Operating
                                                             -----------------
                                      Monthly                Expenses/Rentable              Monthly Base Rent
                                      -------                -----------------                 and Operating
         Months of Term          Operating Expenses             Square Foot                      Expenses
         --------------          ------------------             -----------
            1-12                     $10,200.00                    $0.17                       $60,000.00

           13-24                     $10,800.00                    $0.18                       $61,800.00

                  2. The following new Section is hereby added to the Lease which states in its entirety as follows:

19.      Option to Extend.

         19.1 Terms of Option. Provided (i) Tenant is not in default under the terms of this Lease beyond any applicable cure period at the time this renewal option is exercised or at the commencement of the Extension Term (as hereinafter defined), (ii) Tenant is occupying the entire Premises, and (iii) Landlord has not given more than two (2) notices of default in any twelve (12) month period for nonpayment of monetary obligations, Tenant shall have one (1) option to renew this Lease for an additional period of sixty (60) months ("Extension Term"). The lease of the Premises by Tenant during the Extension Term shall be on all the terms and conditions of this Lease, except that Landlord shall have no additional obligation for free rent, leasing commissions, leasehold improvements or for any other tenant inducements for the Extension Term. Base Rent shall be increased (but not decreased) to the fair market rental rate ("Market Rent") as set forth below. There shall be no additional extension terms beyond the Extension Term set forth herein. Tenant must exercise its option to extend this Lease by giving Landlord written notice of its election to do so no later than two hundred ten (210) nor earlier than two hundred seventy (270) days prior to the expiration of the initial Term. Any notice not

                               ADDENDUM TO LEASE
given in a timely manner shall be void, and Tenant shall be deemed to have waived its extension rights. The extension option set forth herein is personal to Tenant and shall not be included in any assignment of this Lease.

         19.2     Determination of Base Rent During Extension Term.

                  19.2.1 Agreement on Base Rent. Landlord and Tenant shall have thirty (30) days after Landlord receives the exercise notice in which to negotiate in good faith and attempt to agree on the Base Rent during the Extension Term. Notwithstanding anything in this Section 19 to the contrary, in no event shall the Base Rent for the Extension Term be less than the Base Rent in effect immediately prior to the Extension Term.

                  19.2.2 Appraisal. If Landlord and Tenant are unable to agree upon the fair market rental rate for Base Rent for the Extension Term within such thirty (30)-day period, despite each party's exercise of its good faith efforts, then within ten (10) days after the expiration of the thirty (30)-day period, each party, by giving notice to the other party together with their proposed fair market rental rate, shall appoint a real estate appraiser who is a current member of the American Institute of Real Estate Appraisers, with at least five (5) years of experience appraising building space comparable to the Premises in the city and county where the Premises is located to determine the Market Rent. Market Rent shall mean the monthly amount per rentable square foot in the Premises that a willing, non-equity new tenant would pay and a willing landlord would accept at arm's length for space in a comparable building or buildings (considering age, quality and condition), in a comparable location, giving appropriate consideration to the then-current monthly rental rates per rentable square foot, the presence or absence of rent escalation clauses such as operating expense and tax pass-throughs, length of lease term, size and location of premises being leased and other generally applicable terms and conditions of tenancy for a similar building or buildings. If the two (2) appraisers are unable to agree on whether to use Landlord's or Tenant's proposed fair market rental rate within fifteen (15) days, they shall select a third appraiser meeting the qualifications stated in this Section within five (5) days after the last day the two (2) appraisers are given to select the Market Rent for the Extension Term. Failure to agree upon such third appraiser shall result in such selection being made by a California Superior Court judge with jurisdiction. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Within fifteen (15) days after the selection of the third appraiser, a majority of the appraisers shall select either Landlord's or Tenant's proposed fair market rental rate as the Market Rent for the Extension Term. The non-prevailing party shall be responsible for the costs, charges and fees of the prevailing party for such appraisal process.

                  19.2.3 Amendment of Lease. Immediately after the Base Rent is determined pursuant to this Section 19, Landlord and Tenant shall execute an amendment to this Lease stating the new Base Rent in effect.

                               ADDENDUM TO LEASE

                                    EXHIBIT A

                                    PREMISES

                                   Nobel Drive

                                 [GRAPHIC OMITTED]


                          MAP OF BUILDING SIX PREMISES

                                    EXHIBIT B

                                   WORK LETTER

                  THIS WORK LETTER ("Work Letter") is entered into as of this ______ day of November, 1998, by and between CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation ("Landlord"), and FIBERSTARS, INC., a California corporation ("Tenant").


                                R E C I T A L S :


                  A. Landlord and Tenant have entered into that certain Multi-Tenant Industrial Triple Net Lease (the "Lease") dated as of the date hereof, covering certain premises (the "Premises") more particularly described in the Lease. This Work Letter is attached to the Lease as Exhibit B. The Lease is hereby incorporated into this Work Letter by this reference. Capitalized terms not defined in this Work Letter shall have the meanings given to such terms in the Lease.

                  B. In consideration of the mutual covenants contained in the Lease and this Work Letter, Landlord and Tenant hereby agree as follows:


                               A G R E E M E N T :


                  1. Definitions. As used in this Work Letter and in the Lease, the term "Shell" shall mean those improvements set forth on the "Final Landlord Plans" (defined in Section 5(b) of this Work Letter), which shall include a concrete, multi-tenant tilt up office and light industrial building to contain approximately 60,000 square feet of rentable area (the "Building"), which Building is currently under construction. As used in this Work Letter and in the Lease, the term "Tenant Improvements" shall mean those improvements set forth on the "Final Tenant Plans" (defined in Section 5(b) of this Work Letter). As used in this Work Letter and in the Lease, "Improvements" shall mean the Shell and the Tenant Improvements. The construction and installation of the Improvements is sometimes referred to herein as the "Work".

                  2. Completion of Improvements. Subject to the terms of the Lease and this Work Letter and any "Tenant Delay" or "Force Majeure Delay" as provided herein, Landlord shall use its commercially reasonable and diligent efforts to cause the "Contractor" (defined in Section 7 of this Work Letter) to complete the construction and installation of the Improvements in accordance with the terms of this Work Letter.

                  3.  Designation  of  Representatives.   With  respect  to  the
planning,   design  and  construction  of  the  Improvements,   Landlord  hereby
designates Allen Burkes as "Landlord's Representative" and Tenant hereby designates Donna Prunetti as "Tenant's Representative." Tenant hereby confirms that Tenant's Representative has full authority to act on behalf of and to bind Tenant with respect to all matters pertaining to the planning, design and construction of the Improvements. Landlord hereby confirms that Landlord's Representative has limited authority to act on behalf of Landlord with respect to matters pertaining to the planning, design and construction of the Improvements. Either party may change its designated representative upon five
(5) days prior written notice to the other party.

                  4. Architect. The architectural firm of Ware and Malcomb ("Architect"), which is serving as the architect for the design and construction of the Shell, shall also act as the architect with respect to the design and construction of the Tenant Improvements. Landlord has previously entered into a contract with Architect for the Shell and will enter into either a separate contract for Architect's services related to the design and construction of the Tenant Improvements (the "Tenant Improvement Services") or an amendment to the existing contract for the Tenant Improvement Services (the "Architect Contract"). The parties acknowledge and agree that the Architect Contract entered into with the Architect will obligate the Architect to issue to both Landlord and Tenant an architect's certificate ("Architect's Certificate") upon Substantial Completion (as hereinafter defined) of the Improvements certifying the Substantial Completion of the Improvements in accordance with the Final Plans (as hereinafter defined).

                  5.       Improvement Plans.

                           (a)  Preliminary   Plans.  That  certain  space  plan
prepared by the Architect and dated November 4, 1998 shall for purposes hereof constitute the preliminary plans for the Tenant Improvements (the "Preliminary Plans").

                           (b) Final Plans.  Attached  hereto as Schedule 1 is a
description of the final plans and specifications for the Shell (the "Final Landlord Plans"). Within one hundred twenty (120) days following the Effective Date of the Lease, the parties shall agree upon final plans and specifications for the Tenant Improvements ("Final Tenant Plans") which shall be consistent with the Preliminary Plans, except for the changes, if any, mutually agreed to be made thereto by the parties. Included in the Final Tenant Plans will be the civil, architectural and structural plans for the Tenant Improvements. When the Final Tenant Plans have been approved by Tenant and Landlord, Architect shall submit the Final Tenant Plans to the appropriate governmental agency for plan checking and the issuance of a building permit for the Tenant Improvements. Architect shall make any and all changes to the Final Tenant Plans required by any applicable governmental entity to obtain a building permit for the Tenant Improvements; provided, however, that if, in Architect's reasonable discretion, such changes will materially affect the Tenant Improvements, Tenant shall have three (3) business days to approve such changes, which approval shall not be unreasonably withheld. The Final Tenant Plans and the Final Landlord Plans are hereinafter collectively referred to as the "Final Plans."

                           (c) Work Cost Estimate.  Prior to the commencement of
construction of any of the Tenant Improvements, Landlord shall submit to Tenant a written estimate of the cost to complete the Tenant Improvements, which written estimate will be based upon the Final Tenant Plans taking into account any modifications which may be required to reflect changes in the Final Tenant Plans required by the appropriate governmental authorities in connection with the issuance of a building permit (the "Work Cost Estimate"). Tenant will either approve the Work Cost Estimate, or disapprove specific items, and submit to Landlord revisions to the Final Tenant Plans in the form of a Change Order. Submission and approval of the Work Cost Estimate will proceed in accordance with the work schedule provided by Landlord. Upon Tenant's approval of the Work Cost Estimate (the "Work Cost Statement"), Landlord will have the right to purchase materials and to commence the construction of the items included in the Work Cost Statement. If the total costs reflected in the Work Cost Statement exceed the Allowance (as defined in Section 9 below), Tenant shall pay such excess to Landlord in cash or by wire transfer of funds, in three (3) equal installments as follows: (i) the first installment shall be paid within five (5) days after Tenant's approval of the Work Cost Statement; (ii) the second installment shall be paid within five (5) days after notice from Landlord to Tenant that the Tenant Improvements are fifty percent (50%) complete; and (iii) the third installment shall be paid within five (5) days following Substantial Completion of the Tenant Improvements.

                           (d) No Representations.  Notwithstanding  anything to
the contrary contained in the Lease or herein, Landlord's participation in the preparation of the Preliminary Plans, the Final Plans, the cost estimates for the Improvements and the construction thereof shall not constitute any representation or warranty, express or implied, that the Improvements, if built in accordance with the Preliminary Plans and/or the Final Plans, will be suitable for Tenant's intended purpose. Tenant acknowledges and agrees that the Improvements are intended for use by Tenant and the specifications and design requirements for such Improvements are not within the special knowledge or experience of Landlord. Landlord's sole obligation shall be to arrange the construction of the Improvements in accordance with the requirements of the Final Plans; and any additional costs or expense required for the modification thereof to more adequately meet Tenant's use, whether during or after Landlord's construction thereof, shall be borne entirely by Tenant except as otherwise provided in this Work Letter. Notwithstanding the foregoing, Landlord agrees to assign to Tenant the benefit of all construction warranties pertaining to the Tenant Improvements (and, on a nonexclusive basis, the Shell) to the extent that they do not relate to structural or other portions of the Improvements that Landlord is required to maintain and repair under the Lease.

                  6.       Change Orders.

                           (a) Processing  and Cost of Change Orders.  After the
parties approve the Final Plans and a building permit for the Shell and/or the Tenant Improvements is issued, any further changes to the Final Plans and/or the base building specifications for the Shell shall require the prior written approval of Tenant and Landlord (not to be unreasonably withheld or delayed), provided that Landlord shall not need the consent or approval of Tenant for changes to the Final Plans that do not affect the Tenant Improvements and/or the Premises or materially alter the character of the Building. If Tenant desires any change in the Final Plans relative to the Tenant Improvements which is reasonable and practical (which shall be conclusively determined by the Architect in Architect's reasonable discretion), such changes may only be requested by the delivery to Landlord by Tenant of a proposed written "Change Order" specifically setting forth the requested change. Landlord shall have five
(5) business days from the receipt of the proposed Change Order to provide Tenant with the Architect's disapproval of the proposed change stating the reason(s) for such disapproval, or if the Architect approves the proposed change, the following items: (i) a summary of any increase in the cost caused by such change (the "Change Order Cost"), (ii) a statement of the number of days of any delay caused by such proposed change (the "Change Order Delay"), and (iii) a statement of the cost of the Change Order Delay (the "Change Order Delay Expense"), which Change Order Delay Expense shall be the product of the number of days of delay multiplied by the estimated daily Base Rent rate. Tenant shall then have three (3) business days to approve the Change Order Cost, the Change Order Delay and the Change Order Delay Expense. If Tenant approves these items, Landlord shall promptly execute the Change Order and cause the appropriate changes to the Final Plans to be made. If Tenant fails to respond to Landlord within said three (3) business day period, the Change Order Cost, the Change Order Delay and the Change Order Delay Expense shall be deemed disapproved by Tenant and Landlord shall have no further obligation to perform any Work set forth in the proposed Change Order. The Change Order Cost shall include all costs associated with the Change Order, including, without limitation, architectural fees, engineering fees and construction costs, as conclusively determined by the Architect and the Contractor (defined in Section
7), respectively. The Change Order Delay shall include all delays caused by the Change Order, including, without limitation, all design and construction delays, as conclusively determined by the Architect and the Contractor (defined in Section 7), respectively.

                  7. Contractor. Landlord shall competitively bid the construction of the Tenant Improvements to no fewer than three (3) general contractors. Tenant shall have the right to submit to Landlord, within fifteen
(15) days following the Effective Date of the Lease, the name of a general contractor which, subject to Landlord's reasonable approval, shall be included as one of the three (3) general contractors which shall bid on construction of the Tenant Improvements. After adjustments for any inconsistent assumptions among bids, Landlord shall select the lowest responsible and responsive bidder to construct the Tenant Improvements, provided that, upon mutual agreement of Landlord and Tenant, a contractor which was not the lowest price bidder may be selected to construct the Tenant Improvements. The general contractor selected pursuant to the foregoing procedure is referred to herein as the "Contractor."

                  8. Construction of the Improvements. Landlord will enter into a contract with the Contractor for the construction and installation of the Tenant Improvements in accordance with the Final Plans, which contract shall include a guaranteed maximum price, shall require that the major subcontracts be competitively bid to no fewer than three (3) subcontractors, and shall otherwise be on a form reasonably acceptable to Landlord and Tenant (the "Construction Contract").

                  9.       Payment for Cost of the Tenant Improvements.

                           (a)  Allowance.  Landlord  hereby  grants to Tenant a
tenant improvement allowance for the work described on the Final Tenant Plans of Six Hundred Sixty Thousand Dollars ($660,000.00) (based on $11.00 per rentable square foot of the Premises) (the "Allowance"). The Allowance is to be used only for the following costs approved by Landlord:

                                    (i)  Payment  of the cost of  preparing  the
Preliminary Tenant Plans relative to the Tenant Improvements and the Final Tenant Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Final Tenant Plans.

                                    (ii) The payment of plan  check,  permit and
license fees relating to construction of the Tenant Improvements.

                                    (iii)    Construction    of    the    Tenant
Improvements  as  provided  in  the  Final  Tenant  Plans,   including   without
limitation, the following:

                                            (aa)    Installation    within   the
Premises of all partitioning, doors, demising walls, floor coverings, ceilings, wall coverings and painting and similar items;

                                            (bb) All electrical wiring, lighting
fixtures, outlets and switches, and other electrical work necessary for the Premises;

                                            (cc) The furnishing and installation
of all HVAC units, duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the office portions of the Premises;

                                            (dd) Any additional  improvements to
the Premises required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements;

                                            (ee)  All   fire  and  life   safety
control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, necessary for the Premises;

                                            (ff) All plumbing,  fixtures,  pipes
and accessories necessary for the Premises;

                                            (gg) Testing and  inspection  costs;
and

                                            (hh)  Fees  for the  Contractor  and
tenant improvement coordinator including, but not limited to, fees and costs attributable to general conditions associated with the construction of the Tenant Improvements, provided Tenant has approved such fees (such approval not to be unreasonably withheld, delayed or conditioned).

                                    (iv) An administrative  and coordination fee
charged by Landlord against the Allowance equal to three percent (3%) of the total cost to complete the design, permit process and construction of the Tenant Improvements, including, without limitation, Change Orders.

In no event will the Allowance be used to pay for Tenant's moving expenses or for furniture, artifacts, equipment, telephone systems or any other item of personal property which is not affixed to the Premises.

                  (b) Costs in Excess of Allowance. The cost of each item referenced in Section 9(a) above shall be charged against the Allowance. If the cost of the constructing the Tenant Improvements exceeds the Allowance, such costs shall be paid for by Tenant in accordance with Paragraph 5(c) above.

                           (c) Unused Allowance  Amounts.  Any unused portion of
the Allowance upon completion of the Tenant Improvements will not be refunded to Tenant or monies to which Tenant is entitled, but shall be available for Change Order Costs.

                  10. Payment for Cost of the Shell. Landlord shall pay the cost of designing and constructing the Shell as provided in the Final Landlord Plans; provided, however, that Tenant shall pay for all costs associated with changes to the Final Landlord Plans, if any, which are necessary as a result of the construction of the Tenant Improvements.

                  11. Financing of Construction of Improvements. Landlord may elect to finance the construction of the Improvements with the proceeds of a loan ("Project Loan") from a third party lender ("Lender") at the then prevailing market rate and market terms for similar projects. The documents securing or given in connection with the Project Loan, if any, are herein collectively called "Loan Documents." Any Project Loan may be secured by the lien of a deed of trust encumbering the Land and Improvements. Tenant agrees to execute and/or provide all documents reasonably required by any Lender in connection with any Project Loan, including, without limitation, estoppel certificates, subordination agreements (subject to a commercially reasonable non-disturbance agreement), consents to the assignment of this Agreement, written confirmation of the satisfaction of closing conditions, and evidence of the due execution and validity of this Agreement.

                  12.  Substantial  Completion;   Target  Completion  Date.  The
parties estimate that Substantial Completion (as defined in Section 2.1 of the Lease) will be achieved on or before July 1, 1999 (the "Target Completion Date"). Landlord agrees to use its commercially reasonable efforts to cause the Improvements to be Substantially Completed on or before the Target Completion Date. If there is any delay in the Substantial Completion of the Improvements beyond the Target Completion Date and such delay results from a Tenant Delay, then the Commencement Date shall be accelerated by the number of days of delay caused by the Tenant Delay(s). Notwithstanding anything set forth above, in the event that Substantial Completion is not achieved on or before the date that is nine (9) months following the Effective Date of the Lease (the "Outside Completion Date") for reasons other than Tenant Delays and Force Majeure Delays (which delays shall extend the Outside Completion Date), then Tenant, as Tenant's sole and exclusive remedy at law or in equity for such delay in Substantial Completion, shall be entitled to one (1) day of free Base Rent for each day Substantial Completion is delayed beyond the Outside Completion Date. In addition, if the parties at any time prior to Substantial Completion mutually agree that Substantial Completion will not be achieved on or before the date that is twelve (12) months following the Effective Date of the Lease for reasons other than Tenant Delays and Force Majeure Delays, then the parties may mutually agree in writing to terminate this Lease. Further, if Substantial Completion has not been achieved on or before the date that is eighteen (18) months following the Effective Date of the Lease for reasons other than Tenant Delays and Force Majeure Delays (the "Tenant's Outside Date"), Tenant shall have the right to terminate the Lease at any time after Tenant's Outside Date upon thirty (30) days prior written notice to Landlord; provided, however, if Substantial Completion is achieved at any time during such 30-day period, this Lease shall not terminate and shall remain in full force and effect.

                  13. Tenant Delays; Force Majeure Delays. As used herein, "Tenant Delays" means any delay in the completion of the Improvements resulting from any or all of the following: (1) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter, including any failure to complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to this Work Letter, including Tenant's failure to grant approvals within the time frames described herein; (2) Tenant's requested modifications to the Final Plans or any Tenant-initiated Change Orders; (3) Tenant's request for materials, finishes, or installations which are not readily available, (4) any delay in any way whatsoever arising from Tenant's right to conduct "Inspections" under Section 14 below, (5) Change Order Delays, or (6) any other act or failure to act by Tenant, Tenant's Representative, Tenant's employees, agents, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant, including interference with Landlord, or its contractors, during Tenant's early entry under Section 2.3 of the Lease. "Force Majeure Delays" as used herein means delays resulting from causes beyond the reasonable control of Landlord or the Contractor, including, without limitation, any delay caused by any action, inaction, order, ruling, moratorium, regulation, statute, condition or other decision of any private party or governmental agency having jurisdiction over any portion of the project, over the construction of the Improvements or over any uses thereof, or by delays in inspections or in issuing approvals by private parties or permits by governmental agencies, or by fire, flood, inclement weather, strikes, lockouts or other labor or industrial disturbance (whether or not on the part of agents or employees of either party hereto engaged in the construction of the Improvements), civil disturbance, order of any government, court or regulatory body claiming jurisdiction or otherwise, act of public enemy, war, riot, sabotage, blockage, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority, discovery of hazardous or toxic materials, earthquake, or other natural disaster, delays caused by any dispute resolution process, or any cause whatsoever beyond the reasonable control (excluding financial inability) of the party whose performance is required, or any of its contractors or other representatives, whether or not similar to any of the causes hereinabove stated.

                  14. Tenant's Inspection Rights. Landlord shall schedule and attend monthly progress meetings, walk-throughs and any other meetings with the Architect, the Contractor and Tenant to discuss the progress of the construction of the Improvements ("Meetings"). Landlord shall give Tenant at least twenty-four (24) hours prior notice (written or telephonic) of all such Meetings. Tenant shall designate in writing the person or persons appointed by Tenant to attend the Meetings and such designated party shall be entitled to be present at and to participate in the discussions during all Meetings; but Landlord may conduct the Meetings even if Tenant's appointees are not present. In addition to the foregoing and to Tenant's early entry rights as provided in Section 2.3 of the Lease, Tenant or its agents shall have the right at any and all reasonable times to conduct inspections, tests, surveys and reports of work in progress ("Inspections") for the purpose of reviewing whether the Improvements are being constructed in accordance with the Final Plans, as amended by any approved Change Orders or other agreed upon changes. Tenant agrees to protect, hold harmless and indemnify Landlord from all claims, demands, costs and liabilities (including reasonable attorneys' fees) arising from Tenant's or Tenant's agents entry onto the Land for the purpose of conducting Inspections.

                  15. Walk-Through and Punch List. Upon Substantial Completion of the Improvements, Tenant, Landlord and the Architect shall jointly conduct a walk-through of the Improvements and shall jointly prepare a punch list ("Punch List") of items needing additional work ("Punch List Items"); provided, however, the Punch List shall be limited to items which are required by the Construction Contract, the Final Plans, Change Orders and any other changes agreed to by the parties. Landlord shall diligently prosecute to completion all Punch List Items.

                  16.      Miscellaneous Construction Covenants.

                           (a) Coordination with Lease. Nothing herein contained
shall be construed as (i) constituting Tenant as Landlord's agent for any purpose whatsoever, or (ii) a waiver by Landlord or Tenant of any of the terms or provisions of the Lease. Any default by either party with respect to any portion of this Work Letter, shall be deemed a breach of the Lease for which Landlord and Tenant shall have all the rights and remedies as in the case of a breach of the Lease by the other party.

                           (b)   Cooperation.   Landlord  and  Tenant  agree  to
cooperate with one another and to cause their respective employees, agents and contractors to cooperate with one another to coordinate any work being performed by Landlord and/or Tenant under this Work Letter, and their respective employees, agents and contractors so as to avoid unnecessary interference and delays with the completion of the Work.

                  17. No Representations. Landlord does not warrant that the Building or any component thereof will be free of latent defects or that it will not require maintenance and/or repair within any particular period of time, except as expressly provided herein. Tenant acknowledges and agrees that it shall rely solely on the warranty or guaranty, if any, from Landlord's
Contractor, Tenant's Architect or other material and/or service providers relative to the proper design and construction of the Improvements or any component thereof and, to the extent that they do not relate to structural or other portions of the Improvements that Landlord is required to maintain and repair under the Lease, Landlord agrees to assign to Tenant, on a nonexclusive basis, the benefit of any such warranties or guaranties.

                  18. Tenant's Entry Into the Premises Prior to Substantial Completion. Provided that Tenant and its agents do not interfere with, or delay, Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Premises for the purpose of Tenant installing overstandard equipment or fixtures (including Tenant's data and telephone equipment) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 18, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this
Section 18.

                  IN WITNESS WHEREOF, this Work Letter is executed as of the date first written above.

"Landlord"                          "Tenant"

CATELLUS DEVELOPMENT CORPORATION,   FIBERSTARS, INC., a California corporation
a Delaware corporation

                                    By:  /s/ Robert A. Connors
                                        --------------------------------------
     By:  /s/ Don Little
          ------------------------  Print Name:  Robert A. Connors
                                                 -----------------------------
         Its:  Vice President
               -------------------  Print Title: CFO
                                                 -----------------------------

                                    By:  /s/ Fred N. Martin
                                        --------------------------------------

                                    Print Name:  Fred N. Martin
                                                 -----------------------------

                                    Print Title:  COO
                                                  ----------------------------

                                   Schedule 1
                                   ----------

                           Pacific Commons Building 6
                                   Fiberstars
                               November 19, 1998
                      Index of Drawings for Shell Building

ARCHITECTURAL
-------------
A-0       Title Sheet
A-0.1     Title 24, Fires Safety Notes, Fire Dept. Notes
A-1.1     Site Plan
A-1.2     Site Detailsd
A-2.1     Floor Plan
A-3.1     Building Elevations
A-3.2     Enlarged Reveal Study
A-4.1     Roof Plan
A-4.2     Roof Details
A-5.1     Wall Sections
A-5.2     Wall Sections
A-6.1     Door Schedule, Types, Details
A-6.2     Details

STRUCTURAL
----------
S-1.1     Foundation Plan
S-2.1     Roof Framing Plan
S-3.1     Roof Nailing Diagram and Notes
S-4.1     Panel Elevations
S-4.2     Panel Elevations
S-5.1     Wall Section
SD-0      General Notes
SD-1      Columns Schedule and Details
SD-2      Panel at Footings Details
SD-3      Panel Details
SD-4      Roof Framing Details
SD-5      Miscellaneous Details
SD-6      Steel Stair - Loading Dock
SD-7      Electric Room Details

PLUMBING PLAN
-------------
P-1       Plumbing Plan

ELECTRICAL
----------
E-1       Symbols, Notes, Schedules and Details
E-2       Site Electrical Plan
E-3       Details

LANDSCAPE
---------
L1.1      Landscape Construction Plan
L2.1      Landscape Irrigation Plan
L3.1      Landscape Irrigation Details
L4.1      Landscape Planting Plan
L5.1      Landscape Planting Details
L6.1      Landscape Specifications
L6.2      Landscape Specifications
L6.3      Landscape Specifications

                                    EXHIBIT C
                                    ---------

                          COMMENCEMENT DATE MEMORANDUM
                          ----------------------------

         With respect to that certain lease ("Lease") dated ___, 1998, between ______________________________, a _____________________ ("Tenant"), and Catellus
Development Corporation, a Delaware corporation ("Landlord"), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately __________ rentable square feet of the building located at __________________________ ("Premises"), Tenant hereby acknowledges and certifies to Landlord as follows:

                  (1) Landlord delivered possession of the Premises to Tenant in
a  Substantially  completed  condition  on  _____________________   ("Possession
Date");

                  (2)   The   Lease    commenced   on    _______________________
("Commencement Date");

                  (3) The Premises contain _________ square feet of space; and

                  (4) Tenant has accepted and is currently in possession of the Premises and the Premises are acceptable for Tenant's use.

         IN WITNESS WHEREOF, this Commencement Date Memorandum is executed this ___ day of ______________________.

                                   "Tenant"

                                   _________________________________,

                                   a __________________________

                                   By: _____________________________

                                       Its: ________________________

                                   By: _____________________________

                                       Its: ________________________

                                   AGREED AND ACKNOWLEDGED:

                                   "Landlord"

                                   CATELLUS DEVELOPMENT CORPORATION,
                                   a Delaware corporation

                                   By: _____________________________

                                       Its: ________________________

                                    EXHIBIT D
                                    ---------

                          FORM OF INSURANCE CERTIFICATE
                          -----------------------------

                                 [See attached.]

                                    EXHIBIT E
                                    ---------

                                 PROHIBITED USES
                                 ---------------

         The  following   types  of  operations  and  activities  are  expressly
prohibited on the Premises:

           1.    automobile/truck maintenance, repair or fueling;

           2.    battery manufacturing or reclamation;

           3.    ceramics and jewelry manufacturing or finishing;

           4.    chemical (organic or inorganic) storage, use or manufacturing;

           5.    drum recycling;

           6.    dry cleaning;

           7.    electronic components manufacturing;

           8.    electroplating and metal finishing;

           9.    explosives manufacturing, use or storage;

           10.   hazardous waste treatment, storage, or disposal;

           11.   leather production, tanning or finishing;

           12.   machinery and tool manufacturing;

           13.   medical equipment manufacturing and hospitals;

           14.   metal shredding, recycling or reclamation;

           15.   metal smelting and refining;

           16.   mining;

           17.   paint, pigment and coating operations;

           18.   petroleum refining;

           19.   plastic and synthetic materials manufacturing;

           20.   solvent reclamation;

           21.   tire and rubber manufacturing;

           22.   above-and/or underground storage tanks; and

           23.   residential use or occupancy.

                                    EXHIBIT F
                                    ---------

                              RULES AND REGULATIONS
                              ---------------------

1. No automobile, recreational vehicle or any other type of vehicle or equipment shall remain upon the Common Area longer than 24 hours and no vehicle or equipment of any kind shall be dismantled or repaired or serviced on the Common Area. All vehicle parking shall be restricted to areas designated and marked for vehicle parking. The foregoing restrictions shall not be deemed to prevent temporary parking for loading or unloading of vehicles in designated areas.

2. Signs will conform to sign standards and criteria established from time to time by Landlord. No other signs, placards, pictures, advertisements, names or notices shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the building without the written consent of Landlord and Landlord shall have the right to remove any such non-conforming signs, placards, pictures, advertisements, names or notices without notice to and at the expense of Tenant.

3. No antenna, aerial, discs, dishes or other such device shall be erected on the roof or exterior walls of the Premises, or on the grounds, without the written consent of the Landlord in each instance. Any device so installed without such written consent shall be subject to removal without notice at any time.

4. No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of the Landlord.

5. The outside areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by the Tenant to the satisfaction of Landlord and Tenant shall not place or permit any obstruction or materials in such areas or permit any work to be performed outside the Premises.

6.       No open storage shall be permitted in the Project.

7. All garbage and refuse shall be placed in containers placed at the location designated for refuse collection, in the manner specified by Landlord.

8. No vending machine or machines of any description shall be installed, maintained or operated upon the Common Area.

9. Tenant shall not disturb, solicit, or canvass any occupant of the building and shall cooperate to prevent same.

10. No noxious or offensive trade or activity shall be carried on upon any units or any part of the Common Area nor shall anything be done thereon which would in any way interfere with the quiet enjoyment of each of the other tenants of the Project or which would increase the rate of insurance or overburden utility facilities from time to time existing in the Project.

11. Landlord reserves the right to make such amendments to these rules and regulations from time to time as are nondiscriminatory and not inconsistent with the Lease.

                                    EXHIBIT G
                                    ---------

                           TENANT ESTOPPEL CERTIFICATE
                           ---------------------------

To:      __________________________ ("Bank")
Real Estate Industries Division No. __________________________
______________________________________________________________
______________________________________________________________
Attn: ________________________________________________________
Re:      Lease Dated: ________________________________________
Current Landlord: ____________________________________________
Current Tenant: ______________________________________________
Square Feet:  Approximately: _________________________________
Floor(s): ____________________________________________________
Located at: __________________________________________________

         ("Tenant") hereby certifies that as of_________________________, 199__:

         1. Tenant is the present owner and holder of the tenant's interest under the lease described above, as it may be amended to date (the "Lease") with ________________________ Landlord (who is called "Borrower" for the purposes of this Certificate). (USE THE NEXT SENTENCE IF THE LANDLORD OR TENANT NAMED IN THE LEASE IS A PREDECESSOR TO THE CURRENT LANDLORD OR TENANT.) [The original landlord under the Lease was__________________, and the original tenant under the Lease was_________________.] The Lease covers the premises commonly known as__________________ (the "Premises") in the building (the "Building") at the address set forth above.

                (CHOOSE ONE OF THE FOLLOWING SECTION 2(a)s BELOW)

         [2. (a) A true, correct and complete copy of the Lease (including all modifications, amendments, supplements, side letters, addenda and riders of and to it) is attached to this Certificate as Exhibit A.]

         [2 (a) The attached Exhibit A accurately identifies the Lease and all modifications, amendments, supplements, side letters, addenda and riders of and to it.]

                  (b) (IF  APPLICABLE)  [The Lease  provides that in addition to the Premises, Tenant has the right to use or rent ___________ assigned/unassigned] parking spaces near the Building or in the garage portion of the building during the term of the Lease.]

                  (c) The term of the Lease commenced on _______________, 199___ and will expire on _______________, 199___ including any presently exercised option or renewal term. (CHOOSE ONE OF THE FOLLOWING TWO SENTENCES.) [Tenant has no option or right to renew, extend or cancel the Lease, or to lease additional space in the Premises or Building, or to use any parking (IF APPLICABLE) [other
than  that   specified  in  Section  2(b)  above].]   [Except  as
specified in Paragraph(s) ______________ of the Lease (copy attached), Tenant has no option or right to renew, extend or cancel the Lease, or to lease additional space in the Premises or Building, or to use any parking (IF APPLICABLE) [other than that specified in Section 2(b) above].]

                   (CHOOSE ONE OF THE FOLLOWING SECTION 2(d)s)

                  [(d) Tenant has no option or preferential right to purchase all or any part of the Premises (or the land of which the Premises are a part). Tenant has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease.]

                  [(d) Except as specified in Paragraph(s) ______________ the Lease (copy attached), Tenant has no option or preferential right to purchase all or any part of the Premises (or the land of which the Premises are a part). Except for the foregoing, Tenant has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease.]

                  (e) The annual minimum rent currently payable under the Lease is $__________ and such rent has been paid through _______________, 199__. (IF
APPLICABLE) [The annual percentage rent currently payable under the Lease is at the rate of _____________ such rent has been paid through ______________, 199__.]

                  (f) (IF APPLICABLE) [Additional rent is payable under the Lease for (i) operating, maintenance or repair expenses, (ii) property taxes,
(iii) consumer price index cost of living adjustments, or (iv) percentage of gross sales adjustments (i.e., adjustments made based on underpayments of percentage rent). Such additional rent has been paid in accordance with Borrower's rendered bills through _______________, 199__. The base year amounts for additional rental items are as follows: (1) operating, maintenance or repair expenses $___________, (2) property taxes $___________, and (3) consumer price index ________________ (please indicate base year CPI level).]

                  (g) Tenant has made no agreement with Borrower or any agent, representative or employee of Borrower concerning free rent, partial rent, rebate of rental payments or any other similar rent concession (IF APPLICABLE) [except as expressly set forth in Paragraph(s) _____ of the Lease (copy attached)].

                  (h) Borrower currently holds a security deposit in the amount of $____________ which is to be applied by Borrower or returned to Tenant in accordance with Paragraph(s) ____ of the Lease. Tenant acknowledges and agrees that Bank shall have no responsibility or liability for any security deposit, except to the extent that any security deposit shall have been actually received by Bank.

         3. (a) The Lease constitutes the entire agreement between Tenant and Borrower with respect to the Premises, has not been modified changed, altered or amended and is in full force and effect in the form (CHOOSE ONE) [attached as/described in] Exhibit A. There are no other agreements, written or oral, which affect Tenant's occupancy of the Premises.

            (b) All insurance required of Tenant under the Lease has been provided by Tenant and all premiums have been paid.

            (c) To the best knowledge of Tenant, no party is in default under the Lease. To the best knowledge of Tenant, no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default.

            (d) The interest of Tenant in the Lease has not been assigned or encumbered. Tenant is not entitled to any credit against any rent or other charge or rent concession under the Lease except as set forth in the Lease. No rental payments have been made more than one month in advance.

         4. All contributions required to be paid by Borrower to date for improvements to the Premises have been paid in full and all of Borrower's obligations with respect to tenant improvements have been fully performed. Tenant has accepted the Premises, subject to no conditions other than those set forth in the Lease.

         5. Neither Tenant nor any guarantor of Tenant's obligations under the Lease is the subject of any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships.

         6. (a) As used here, "Hazardous Substance" means any substance, material or waste (including petroleum and petroleum products) which is designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance.

            (b) Tenant represents and warrants that it has not used, generated, released, discharged, stored or disposed of any Hazardous Substances on, under, in or about the Building or the land on which the Building is located (IF
APPLICABLE) [, other than Hazardous Substances used in the ordinary and commercially reasonable course of Tenant's business in compliance with all applicable laws]. (IF APPLICABLE) [Except for such commercially reasonable use by Tenant,] Tenant has no actual knowledge that any Hazardous Substance is present, or has been used, generated, released, discharged, stored or disposed of by any party, on, under, in or about such Building or land.

         7. Tenant hereby acknowledges that Borrower (CHOOSE ONE) [intends to encumber/has encumbered] the property containing the Premises with a Deed of Trust in favor of Bank. Tenant acknowledges the right of Borrower, Bank and any and all of Borrower's present and future lenders to rely upon the statements and representations of Tenant contained in this Certificate and further acknowledges that any loan secured by any such Deed of Trust or further deeds of trust will be made and entered into in material reliance on this Certificate.

         8. Tenant hereby agrees to furnish Bank with such other and further estoppel as Bank may reasonably request.

                                             ___________________________________

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                                    EXHIBIT H
                                    ---------

                                 [See attached.]

                                   EXHIBIT H

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

[LENDER]
Real Estate Group (AU #[AU#])
[OFFICE ADDRESS]

Attention: [LOAN ADMIN'S NAME]
Loan No. [LOAN #]

================================================================================
                                                (Space Above For Recorder's Use)

     SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL,
                    ATTORNMENT AND NON-DISTURBANCE AGREEMENT
                            (Lease To Deed of Trust)

      NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST (DEFINED BELOW).

THIS SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT ("Agreement") is made [DATE OF DOCUMENTS] by and between [TRUSTOR] ("Owner"), [NAME OF LESSEE] ("Lessee") and [LENDER] ("Lender").


                                   RECITALS:


A. Pursuant to the terms and provisions of a lease dated [DATE OF LEASE] ("Lease"), Owner, as "Lessor", granted to Lessee a leasehold estate in and to a portion of the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as (the "Property").

B. [If applicable: The Lease contains provisions and terms granting Lessee an option to purchase the Property (the "Option To Purchase").]

C. Owner has executed, or proposes to execute, a deed of trust with absolute assignment of leases and rents, security agreement and fixture filing ("Deed of Trust") securing, among other things, a promissory note ("Note") in the principal sum of [LOAN AMOUNT IN WORDS]/100THS DOLLARS ($[LOAN AMOUNT IN #'S]), dated [DATE OF DOCUMENTS], in favor of Lender, which Note is payable with interest and upon the terms and conditions described therein ("Loan"). The Deed of Trust is to be recorded concurrently herewith.

D. As a condition to making the Loan secured by the Deed of Trust, Lender requires that the Deed of Trust be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Lessee under the Lease and the Option To Purchase and that the Lessee specifically and unconditionally subordinate the Lease and the Option To Purchase to the lien of the Deed of Trust.

                                                               Loan No. [LOAN #]


E. Owner and Lessee have agreed to the subordination, attornment and other agreements herein in favor of Lender.

NOW THEREFORE, for valuable consideration and to induce Lender to make the Loan, Owner and Lessee hereby agree for the benefit of Lender as follows:

1.    SUBORDINATION. Owner and Lessee hereby agree that:

      1.1 Prior Lien. The Deed of Trust securing the Note in favor of Lender, and any modifications, renewals or extensions thereof, shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease [and the Option To Purchase];

      1.2 Subordination. Lender would not make the Loan without this agreement to subordinate; and

      1.3 Whole Agreement. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease [and the Option To Purchase] to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease [and the Option To Purchase], any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease [and the Option To Purchase] to a deed or deeds of trust or to a mortgage or mortgages.

AND FURTHER, Lessee individually declares, agrees and acknowledges for the benefit of Lender, that:

      1.4 Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Deed of Trust or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part;

      1.5 Waiver, Relinquishment and Subordination. Lessee intentionally and unconditionally waives, relinquishes and subordinates all of Lessee's right, title and interest in and to the Property to the lien of the Deed of Trust and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for such reliance upon this waiver, relinquishment and subordination.

2. ASSIGNMENT. Lessee acknowledges and consents to the assignment of the Lease by Lessor in favor of Lender.

3.    ESTOPPEL. Lessee acknowledges and represents that:

      3.1 Lease Effective. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no modifications or additions to the Lease, written or oral;

                                                               Loan No. [LOAN #]

      3.2 No Default. To the best of Lessee's knowledge, as of the date hereof: (i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;

      3.3 Entire Agreement. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property, Lessee claims no rights with respect to the Property other than as set forth in the Lease [and Lessee acknowledges that the Lease does not contain any option to purchase the Property or any right of first refusal with respect to the Property]; and

      3.4 No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: (if none, state "None") ____________________________________________________________
            ____________________________________________________________________


4. ADDITIONAL AGREEMENTS. Lessee covenants and agrees that, during all such times as Lender is the Beneficiary under the Deed of Trust:

      4.1 Modification, Termination and Cancellation. Lessee will not consent to any modification, amendment, termination or cancellation of the Lease (in whole or in part) without Lender's prior written consent and will not make any payment to Lessor in consideration of any modification, termination or cancellation of the Lease (in whole or in part) without Lender's prior written consent;

      4.2 Notice of Default. Lessee will notify Lender in writing concurrently with any notice given to Lessor of any default by Lessor under the Lease, and Lessee agrees that Lender has the right (but not the obligation) to cure any breach or default specified in such notice within the time periods set forth below and Lessee will not declare a default of the Lease, as to Lender, if Lender cures such default within fifteen (15) days from and after the expiration of the time period provided in the Lease for the cure thereof by Lessor; provided, however, that if such default cannot with diligence be cured by Lender within such fifteen (15) day period, the commencement of action by Lender within such fifteen (15) day period to remedy the same shall be deemed sufficient so long as Lender pursues such cure with diligence;

      4.3 No Advance Rents. Lessee will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease; and

      4.4 Assignment of Rents. Upon receipt by Lessee of written notice from Lender that Lender has elected to terminate the license granted to Lessor to collect rents, as provided in the Deed of Trust, and directing the payment of rents by Lessee to Lender, Lessee shall comply with such direction to pay and shall not be required to determine whether Lessor is in default under the Loan and/or the Deed of Trust.

      4.5 Insurance and Condemnation Proceeds. Lessee agrees that the provisions of the Deed of Trust shall control the disposition and application of any insurance proceeds and condemnation awards with respect to the Property.

5. ATTORNMENT. In the event of a foreclosure under the Deed of Trust, Lessee agrees for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Lessor's title in and to the Property by Lender's exercise of the remedy of sale by foreclosure under the Deed of Trust) as follows:

                                                               Loan No. [LOAN #]

      5.1 Payment of Rent. Lessee shall pay to Lender all rental payments required to be made by Lessee pursuant to the terms of the Lease for the duration of the term of the Lease;

      5.2 Continuation of Performance. Lessee shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and Lessee hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Lessor's interest in the Lease and giving written notice thereof to Lessee;

      5.3 No Offset. Lender shall not be liable for, nor subject to, any offsets or defenses which Lessee may have by reason of any act or omission of Lessor under the Lease, nor for the return of any sums which Lessee may have paid to Lessor under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Lessor to Lender; and

      5.4 Subsequent Transfer. If Lender, by succeeding to the interest of Lessor under the Lease, should become obligated to perform the covenants of Lessor thereunder, then, upon any further transfer of Lessor's interest by Lender, all of such obligations shall terminate as to Lender.

6. NON-DISTURBANCE. In the event of a foreclosure under the Deed of Trust, so long as there shall then exist no breach, default, or event of default on the part of Lessee under the Lease, Lender agrees for itself and its successors and assigns that the leasehold interest of Lessee under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Lessee as tenant under the Lease-subject to the terms and provisions of the Lease except as modified by this Agreement; provided, however, that Lessee and Lender agree that the following provisions of the Lease (if any) shall not be binding on Lender: any option to purchase with respect to the Property; any right of first refusal with respect to the Property; any provision regarding the use of insurance proceeds or condemnation proceeds with respect to the Property which is inconsistent with the terms of the Deed of Trust.

7.    MISCELLANEOUS.

      7.1 Heirs, Successors, Assigns and Transferees. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto.

      7.2 Notices. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be deemed served upon delivery or, if mailed, upon the first to occur of receipt or the expiration of three (3) days after deposit in United States Postal Service, certified mail, postage prepaid and addressed to the address of Lessee or Lender appearing below; provided, however, any party shall have the right to change its address for notice hereunder by the giving of written notice thereof to the other party in the manner set forth in this Agreement:


         "OWNER"                                           "LENDER"


__________________________________                [LENDER]
__________________________________                Real Estate Group (AU #[AU #])
__________________________________                [OFFICE ADDRESS]
                                                  Attn: [LOAN ADMIN'S NAME]
                                                  Loan No. [LOAN #]

                                                               Loan No. [LOAN #]

          "LESSEE"

__________________________________
__________________________________
__________________________________


      7.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument.

      7.4 Remedies Cumulative. All rights of Lender herein to collect rents on behalf of Lessor under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Lessor or others.

      7.5 Paragraph Headings. Paragraph headings in this Agreement are for convenience only and are not to be construed as part of this Agreement or in any way limiting or applying the provisions hereof.

8. INCORPORATION. Exhibit A and Lease Guarantor's Consent are attached hereto and incorporated herein by this reference.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

      NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE OWNER TO OBTAIN A LOAN, THE PROCEEDS OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN THE IMPROVEMENT OF THE PROPERTY.

      IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.




                 "OWNER"                                "LENDER"

[TRUSTOR  SIGNATURE  BLOCK]                  [LENDER  SIGNATURE  BLOCK]

______________________________________       ___________________________________

By:___________________________________       By:________________________________
     Name:____________________________            Name:_________________________
     Title:___________________________            Title:________________________

                "LESSEE"

[LESSEE SIGNATURE BLOCK]

______________________________________

By:___________________________________
     Name:____________________________
     Title:___________________________

                                                               Loan No. [LOAN #]

                     (ALL SIGNATURES MUST BE ACKNOWLEDGED)

                                                               Loan No. [LOAN #]

                           LEASE GUARANTOR'S CONSENT

The undersigned ("Lease Guarantor") consents to the foregoing Subordination Agreement; Acknowledgment of Lease Assignment, Estoppel, Attornment and
Non-Disturbance Agreement and the transactions contemplated thereby and reaffirms its obligations under the Lease Guaranty ("Lease Guaranty") dated [DATE OF LEASE GUARANTY]. Lease Guarantor further reaffirms that its obligations under the Lease Guaranty are separate and distinct from Lessee's obligations.


AGREED:
Dated as of: [DATE OF DOCUMENTS]               "LEASE GUARANTOR"

                                               _________________________________

                                                               Loan No. [LOAN #]

                            DESCRIPTION OF PROPERTY

EXHIBIT A to Subordination Agreement; Acknowledgement of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement dated as of [DATE OF DOCUMENTS], executed by [NON-BORROWER TRUSTOR] as "Owner", [NAME OF LESSEE], as "Lessee", and [LENDER], as "Lender".

All that certain real property located in the County of [PROPERTY LOCATION COUNTY], State of [STATE], described as follows:

APN

                                                               Loan No. [LOAN #]
STATE OF_______________________)
                               ) ss.
COUNTY OF______________________)

On __________________________,  before me,  _________________________,  a Notary
Public in and for said state, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                    ________________________________________
                         Notary Public in and for said State